UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2023

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	-3.22%	7.07%	8.65%	—	8/1/94
Russell 3000 Value Index	—	-6.35%	7.30%	8.99%	—	—
S&P 500 Index	—	-7.73%	11.18%	12.23%	—	—
I Class	ACIIX	-3.03%	7.28%	8.86%	—	7/8/98
Y Class	AEIYX	-2.87%	7.45%	—	7.21%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		-3.46%	6.81%	8.38%	—
With sales charge		-9.01%	5.55%	7.74%	—
C Class	AEYIX	-4.17%	6.01%	7.58%	—	7/13/01
R Class	AEURX	-3.71%	6.55%	8.12%	—	8/29/03
R5 Class	AEIUX	-3.03%	7.29%	—	7.03%	4/10/17
R6 Class	AEUDX	-2.88%	7.43%	—	8.66%	7/26/13
G Class	AEIMX	-2.34%	—	—	6.81%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $22,933

Russell 3000 Value Index — $23,660

S&P 500 Index — $31,736

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.94%	0.74%	0.59%	1.19%	1.94%	1.44%	0.74%	0.59%	0.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Brian Woglom, Paul Howanitz, Kevin Toney and Michael Liss

Phil Davidson stepped down as a portfolio manager of Equity Income on December 31, 2022, and retired from American Century on March 31, 2023.

Performance Summary

Equity Income returned -3.22%* for the fiscal year ended March 31, 2023, outperforming the Russell 3000 Value Index, which returned -6.35%. The fund’s return reflects operating expenses, while the index’s return does not.

The consumer staples sector contributed to performance relative to the benchmark due to security selection and an overweight allocation. Security selection in financials also boosted performance. In contrast, security selection in health care and an underweight to consumer discretionary detracted.

Consumer Staples and Financials Contributed

Our security selection and overweight in the consumer staples sector helped relative performance. Several holdings in the food products, personal care products and beverages industries outperformed as investors favored these relatively defensive companies amid market volatility and macroeconomic uncertainties. Unilever and PepsiCo outperformed.

Security selection in the financials sector contributed to returns, particularly in the banking industry. We did not own some of the benchmark’s bank names that were pressured by concerns about the banking system, including Bank of America and Wells Fargo & Co.

Elsewhere, Hubbell was a notable contributor. This industrial company’s margin exceeded expectations for its recent quarter, driven by solid price realization and restructuring benefits in its electrical division. In addition, utility demand remained strong.

Health Care and Consumer Discretionary Detracted

Security selection in the health care sector hindered relative performance. Selections in the health care equipment and supplies industry, including a position in medical device maker Medtronic, limited returns. Pharmaceuticals company Roche Holding also underperformed.

An underweight allocation to the consumer discretionary sector overall, and to the hotels, restaurants and leisure industry in particular, limited relative results.

Our position in Norfolk Southern detracted from performance. Shares of this transportation company underperformed following a high-profile train derailment that involved hazardous chemicals in East Palestine, Ohio. We view this as a short-term operational issue, and most of the associated financial impacts should be covered by the company’s insurance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	78.4%
Preferred Stocks	7.5%
Equity-Linked Notes	3.4%
Exchange-Traded Funds	2.6%
Convertible Preferred Stocks	2.4%
Convertible Bonds	2.2%
Short-Term Investments	5.2%
Other Assets and Liabilities	(1.7)%

Top Five Industries*	% of net assets
Banks	8.8%
Pharmaceuticals	7.2%
Capital Markets	7.0%
Oil, Gas and Consumable Fuels	6.7%
Health Care Equipment and Supplies	5.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,105.70	$4.83	0.92%
I Class	$1,000	$1,105.40	$3.78	0.72%
Y Class	$1,000	$1,107.30	$2.99	0.57%
A Class	$1,000	$1,104.40	$6.14	1.17%
C Class	$1,000	$1,100.30	$10.05	1.92%
R Class	$1,000	$1,102.20	$7.44	1.42%
R5 Class	$1,000	$1,105.50	$3.78	0.72%
R6 Class	$1,000	$1,106.10	$2.99	0.57%
G Class	$1,000	$1,110.30	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.34	$4.63	0.92%
I Class	$1,000	$1,021.34	$3.63	0.72%
Y Class	$1,000	$1,022.09	$2.87	0.57%
A Class	$1,000	$1,019.10	$5.89	1.17%
C Class	$1,000	$1,015.36	$9.65	1.92%
R Class	$1,000	$1,017.85	$7.14	1.42%
R5 Class	$1,000	$1,021.34	$3.63	0.72%
R6 Class	$1,000	$1,022.09	$2.87	0.57%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.

Schedule of Investments

MARCH 31, 2023

	Shares/ Principal Amount	Value
COMMON STOCKS — 78.4%
Aerospace and Defense — 2.5%
Raytheon Technologies Corp.	2,581,639	$252,819,907
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	260,437	50,522,174
Banks — 3.3%
Capitol Federal Financial, Inc.(1)	7,876,086	53,006,059
Commerce Bancshares, Inc.	628,264	36,659,204
JPMorgan Chase & Co.	1,010,213	131,640,856
PNC Financial Services Group, Inc.	391,447	49,752,914
Truist Financial Corp.	607,015	20,699,211
U.S. Bancorp	999,800	36,042,790
		327,801,034
Beverages — 2.1%
PepsiCo, Inc.	1,170,261	213,338,580
Capital Markets — 4.6%
AllianceBernstein Holding LP	1,491,030	54,512,057
Ameriprise Financial, Inc.	141,838	43,473,347
Bank of New York Mellon Corp.	1,200,304	54,541,814
BlackRock, Inc.	112,258	75,114,073
Charles Schwab Corp.	1,168,488	61,205,401
Northern Trust Corp.	627,862	55,333,478
T. Rowe Price Group, Inc.	1,041,435	117,578,011
		461,758,181
Chemicals — 2.9%
Akzo Nobel NV	1,170,979	91,587,655
Linde PLC	548,833	195,077,202
		286,664,857
Commercial Services and Supplies — 1.0%
Republic Services, Inc.	734,965	99,381,967
Communications Equipment — 1.7%
Cisco Systems, Inc.	3,314,164	173,247,923
Consumer Staples Distribution & Retail — 2.4%
Koninklijke Ahold Delhaize NV	2,882,245	98,472,211
Walmart, Inc.	938,996	138,454,960
		236,927,171
Containers and Packaging — 1.5%
Amcor PLC	4,284,777	48,760,762
Packaging Corp. of America	715,121	99,280,249
		148,041,011
Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	5,191,181	201,885,029
Electric Utilities — 1.6%
Duke Energy Corp.	928,568	89,578,955
Eversource Energy	864,173	67,630,179
		157,209,134
Electrical Equipment — 2.4%
Emerson Electric Co.	1,115,023	97,163,104

	Shares/ Principal Amount	Value
Hubbell, Inc.	379,980	$92,452,934
Legrand SA	544,355	49,738,978
		239,355,016
Electronic Equipment, Instruments and Components — 1.9%
Corning, Inc.	3,568,612	125,900,632
TE Connectivity Ltd.	508,202	66,650,692
		192,551,324
Energy Equipment and Services — 0.3%
Baker Hughes Co.	999,992	28,859,769
Food Products — 4.9%
Hershey Co.	525,590	133,715,352
Mondelez International, Inc., Class A	3,046,670	212,413,832
Nestle SA	1,142,618	139,319,988
		485,449,172
Gas Utilities — 5.1%
Atmos Energy Corp.	1,287,405	144,652,826
ONE Gas, Inc.	2,156,441	170,854,820
Spire, Inc.(1)	2,772,727	194,479,072
		509,986,718
Ground Transportation — 1.5%
Norfolk Southern Corp.	707,302	149,948,024
Health Care Equipment and Supplies — 4.5%
Becton Dickinson & Co.	245,922	60,875,532
Medtronic PLC	4,838,965	390,117,358
		450,992,890
Health Care Providers and Services — 1.1%
Quest Diagnostics, Inc.	486,869	68,882,226
UnitedHealth Group, Inc.	93,608	44,238,205
		113,120,431
Household Products — 5.0%
Colgate-Palmolive Co.	2,636,108	198,103,516
Henkel AG & Co. KGaA, Preference Shares	599,600	46,909,066
Kimberly-Clark Corp.	1,192,044	159,996,146
Procter & Gamble Co.	639,638	95,107,774
		500,116,502
Insurance — 3.6%
Aflac, Inc.	691,847	44,637,968
Allstate Corp.	880,157	97,530,197
Chubb Ltd.	268,698	52,175,778
Marsh & McLennan Cos., Inc.	862,341	143,622,894
MetLife, Inc.	444,211	25,737,585
		363,704,422
Machinery — 0.3%
Atlas Copco AB, B Shares	2,204,167	25,353,951
Media — 0.5%
Omnicom Group, Inc.	547,292	51,631,527
Oil, Gas and Consumable Fuels — 6.7%
Chevron Corp.	799,883	130,508,910
Enterprise Products Partners LP	6,937,331	179,676,873
Exxon Mobil Corp.	2,547,482	279,356,876
TotalEnergies SE(2)	1,302,667	76,810,029
		666,352,688

	Shares/ Principal Amount	Value
Personal Care Products — 1.8%
Unilever PLC	3,503,271	$181,349,733
Pharmaceuticals — 7.2%
Johnson & Johnson	3,016,132	467,500,460
Roche Holding AG	708,868	202,553,686
Sanofi, ADR	906,685	49,341,798
		719,395,944
Professional Services — 2.3%
Automatic Data Processing, Inc.	1,017,996	226,636,449
Semiconductors and Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	482,166	89,687,698
Software — 0.9%
Microsoft Corp.	324,329	93,504,051
Specialized REITs — 1.4%
American Tower Corp.	369,808	75,566,567
Public Storage	219,555	66,336,347
		141,902,914
TOTAL COMMON STOCKS (Cost $6,118,150,143)		7,839,496,191
PREFERRED STOCKS — 7.5%
Banks — 5.1%
Bank of America Corp., 6.30%(2)	91,186,000	91,527,947
Citigroup, Inc., 8.87%	74,851,000	74,476,745
JPMorgan Chase & Co., 4.60%	79,669,000	74,291,343
JPMorgan Chase & Co., 5.00%	112,767,000	108,338,076
Truist Financial Corp., 4.95%	138,674,000	128,520,516
Truist Financial Corp., 5.10%(2)	39,892,000	35,127,084
		512,281,711
Capital Markets — 2.4%
Bank of New York Mellon Corp., 4.70%	69,976,000	66,391,068
Charles Schwab Corp., 4.00%(2)	67,244,000	54,906,071
Charles Schwab Corp., 5.375%(2)	124,754,000	118,828,185
		240,125,324
TOTAL PREFERRED STOCKS (Cost $795,280,333)		752,407,035
EQUITY-LINKED NOTES — 3.4%
Building Products — 0.2%
Royal Bank of Canada, (convertible into Masco Corp.), 11.00%, 4/26/23(3)	$396,800	18,890,816
Consumer Staples Distribution & Retail — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Dollar Tree, Inc.), 11.64%, 7/24/23(3)	135,600	19,169,845
Entertainment — 0.3%
Citigroup Global Markets Holdings, Inc., (convertible into Walt Disney Co.), 15.47%, 7/10/23(3)	288,800	27,143,262
Financial Services — 2.2%
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 4.37%, 7/27/23(3)	73,200	22,623,012
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 4.99%, 9/6/23(3)	76,197	23,054,760
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 5.82%, 9/13/23(3)	74,426	22,506,695
JPMorgan Chase Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 4.96%, 9/19/23(3)	74,886	23,395,765

	Shares/ Principal Amount	Value
JPMorgan Chase Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 5.75%, 9/19/23(3)	$73,814	$22,044,273
Merrill Lynch International & Co. C.V., (convertible into Berkshire Hathaway, Inc., Class B), 4.94%, 8/17/23(3)	59,764	18,474,612
Merrill Lynch International & Co. C.V., (convertible into Berkshire Hathaway, Inc., Class B), 7.82%, 5/8/23(3)	88,200	25,681,775
Merrill Lynch International & Co. C.V., (convertible into Berkshire Hathaway, Inc., Class B), 8.68%, 4/24/23(3)	109,700	31,338,860
UBS AG, (convertible into Berkshire Hathaway, Inc., Class B), 6.10%, 6/15/23(3)	109,900	34,015,976
		223,135,728
Machinery — 0.2%
UBS AG, (convertible into Stanley Black & Decker, Inc.), 19.75%, 4/17/23(3)	249,900	19,422,700
Semiconductors and Semiconductor Equipment — 0.2%
JPMorgan Chase Bank N.A., (convertible into Applied Materials, Inc.), 17.40%, 8/22/23(3)	157,512	18,739,494
Specialty Retail — 0.1%
Citigroup Global Markets Holdings, Inc., (convertible into Advance Auto Parts, Inc.), 13.12%, 9/7/23(3)	125,542	15,814,778
TOTAL EQUITY-LINKED NOTES (Cost $342,257,701)		342,316,623
EXCHANGE-TRADED FUNDS — 2.6%
iShares Russell 1000 Value ETF (Cost $234,459,363)	1,681,414	256,012,096
CONVERTIBLE PREFERRED STOCKS — 2.4%
Banks — 0.4%
Bank of America Corp., 7.25%	37,357	43,534,354
Electric Utilities — 0.6%
NextEra Energy, Inc., 6.93%, 9/1/25	1,295,835	59,938,848
Health Care Equipment and Supplies — 1.4%
Becton Dickinson & Co., 6.00%, 6/1/23(2)	2,799,928	139,212,420
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $260,162,291)		242,685,622
CONVERTIBLE BONDS — 2.2%
Hotels, Restaurants and Leisure — 0.7%
Cracker Barrel Old Country Store, Inc., 0.625%, 6/15/26	$79,969,000	72,172,022
Passenger Airlines — 0.3%
Southwest Airlines Co., 1.25%, 5/1/25(2)	22,999,000	26,213,110
Semiconductors and Semiconductor Equipment — 1.2%
Microchip Technology, Inc., 0.125%, 11/15/24(2)	109,857,000	123,184,866
TOTAL CONVERTIBLE BONDS (Cost $223,122,461)		221,569,998
SHORT-TERM INVESTMENTS — 5.2%
Discount Notes(4) — 0.9%
Federal Home Loan Bank Discount Notes, 4.46%, 4/3/23	90,000,000	89,999,999
Money Market Funds — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	39,115	39,115
State Street Navigator Securities Lending Government Money Market Portfolio(5)	211,328,551	211,328,551
		211,367,666

	Shares/ Principal Amount	Value
Repurchase Agreements — 2.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $57,965,453), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $55,931,291)		$55,909,533
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $164,956,510), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $161,786,824)		161,722,000
		217,631,533
TOTAL SHORT-TERM INVESTMENTS (Cost $518,977,448)		518,999,198
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $8,492,409,740)		10,173,486,763
OTHER ASSETS AND LIABILITIES — (1.7)%		(165,650,491)
TOTAL NET ASSETS — 100.0%		$10,007,836,272

WRITTEN OPTIONS CONTRACTS
Reference Equity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
AllianceBernstein Holding LP	3,239	Put	$30.00	4/21/23	$11,841,784	$(66,092)	$(16,195)
Charles Schwab Corp.	2,777	Put	35.00	4/21/23	$14,545,926	(152,800)	(40,267)
Johnson & Johnson	679	Put	145.00	4/21/23	$10,524,500	(73,176)	(27,839)
Kimberly-Clark Corp.	404	Put	120.00	4/21/23	$5,422,488	(33,823)	(4,040)
Medtronic PLC	1,308	Put	75.00	4/21/23	$10,545,096	(84,079)	(53,628)
Norfolk Southern Corp.	524	Put	185.00	4/21/23	$11,108,800	(101,493)	(22,270)
						$(511,463)	$(164,239)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	294,113,029	CHF	266,750,224	Morgan Stanley	6/30/23	$(164,395)
EUR	12,734,764	USD	13,818,683	JPMorgan Chase Bank N.A.	6/30/23	59,730
USD	513,086,260	EUR	474,947,941	JPMorgan Chase Bank N.A.	6/30/23	(4,514,528)
SEK	29,268,850	USD	2,829,871	UBS AG	6/30/23	2,806
USD	23,101,246	SEK	239,658,799	UBS AG	6/30/23	(93,243)
USD	551,848	SEK	5,686,215	UBS AG	6/30/23	1,529
USD	1,762	SEK	18,165	UBS AG	6/30/23	4
						$(4,708,097)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
SEK	–	Swedish Krona
USD	–	United States Dollar
(1)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $206,367,056. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $342,316,623, which represented 3.4% of total net assets.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $212,607,246, which includes securities collateral of $1,278,695.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $7,996,322,597) — including $206,367,056 of securities on loan	$9,714,673,081
Investment securities - affiliated, at value (cost of $284,758,592)	247,485,131
Investment made with cash collateral received for securities on loan, at value (cost of $211,328,551)	211,328,551
Total investment securities, at value (cost of $8,492,409,740)	10,173,486,763
Deposits with broker for options contracts	16,090,200
Receivable for investments sold	14,829,228
Receivable for capital shares sold	8,003,706
Unrealized appreciation on forward foreign currency exchange contracts	64,069
Dividends and interest receivable	33,329,363
Securities lending receivable	227,555
10,246,030,884

Liabilities
Written options, at value (premiums received $511,463)	164,239
Payable for collateral received for securities on loan	211,328,551
Payable for investments purchased	3,971,967
Payable for capital shares redeemed	10,967,418
Unrealized depreciation on forward foreign currency exchange contracts	4,772,166
Accrued management fees	6,643,620
Distribution and service fees payable	346,651
238,194,612

Net Assets	$10,007,836,272

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,226,271,064
Distributable earnings (loss)	1,781,565,208
$10,007,836,272

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,635,179,168	414,974,815	$8.76
I Class, $0.01 Par Value	$4,265,425,052	486,191,276	$8.77
Y Class, $0.01 Par Value	$227,226,837	25,864,001	$8.79
A Class, $0.01 Par Value	$747,365,011	85,325,043	$8.76
C Class, $0.01 Par Value	$204,407,119	23,342,473	$8.76
R Class, $0.01 Par Value	$40,524,699	4,648,869	$8.72
R5 Class, $0.01 Par Value	$64,341,393	7,342,630	$8.76
R6 Class, $0.01 Par Value	$823,360,626	93,742,506	$8.78
G Class, $0.01 Par Value	$6,367	724	$8.79
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.29 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Dividends (including $20,734,915 from affiliates and net of foreign taxes withheld of $3,902,299)	$275,915,385
Interest	60,276,148
Securities lending, net	1,587,370
337,778,903

Expenses:
Management fees	82,833,073
Distribution and service fees:
A Class	1,952,961
C Class	2,332,977
R Class	211,764
Directors' fees and expenses	323,828
Other expenses	589,624
88,244,227
Fees waived - G Class	(35)
88,244,192

Net investment income (loss)	249,534,711

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $5,852,763 from affiliates)	393,029,421
Forward foreign currency exchange contract transactions	33,900,053
Written options contract transactions	7,940,789
Foreign currency translation transactions	(221,054)
434,649,209

Change in net unrealized appreciation (depreciation) on:
Investments (including $(66,121,237) from affiliates)	(1,068,829,762)
Forward foreign currency exchange contracts	198,411
Written options contracts	302,508
Translation of assets and liabilities in foreign currencies	(49,124)
(1,068,377,967)

Net realized and unrealized gain (loss)	(633,728,758)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(384,194,047)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$249,534,711	$228,936,656
Net realized gain (loss)	434,649,209	960,066,639
Change in net unrealized appreciation (depreciation)	(1,068,377,967)	153,576,031
Net increase (decrease) in net assets resulting from operations	(384,194,047)	1,342,579,326

Distributions to Shareholders
From earnings:
Investor Class	(310,571,931)	(282,936,433)
I Class	(377,999,062)	(351,310,719)
Y Class	(20,583,258)	(19,904,820)
A Class	(62,428,465)	(56,093,134)
C Class	(16,563,683)	(16,328,252)
R Class	(3,252,890)	(3,104,626)
R5 Class	(5,326,994)	(4,527,186)
R6 Class	(73,084,105)	(73,621,920)
G Class	(575)	(476)
Decrease in net assets from distributions	(869,810,963)	(807,827,566)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(384,538,047)	(881,461,208)

Net increase (decrease) in net assets	(1,638,543,057)	(346,709,448)

Net Assets
Beginning of period	11,646,379,329	11,993,088,777
End of period	$10,007,836,272	$11,646,379,329

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Equity-linked notes are valued at the mean using market models that consider quotations from dealer and active market makers. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$75,561,403	—	—	—	$75,561,403
Convertible Bonds	$82,387,583	—	—	—	$82,387,583
Convertible Preferred Stocks	$723,717	—	—	—	$723,717
Preferred Stocks	$52,655,848	—	—	—	$52,655,848
Total Borrowings	$211,328,551	—	—	—	$211,328,551
Gross amount of recognized liabilities for securities lending transactions					$211,328,551
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.91%
I Class	0.60% to 0.80%	0.71%
Y Class	0.45% to 0.65%	0.56%
A Class	0.80% to 1.00%	0.91%
C Class	0.80% to 1.00%	0.91%
R Class	0.80% to 1.00%	0.91%
R5 Class	0.60% to 0.80%	0.71%
R6 Class	0.45% to 0.65%	0.56%
G Class	0.45% to 0.65%	0.00%(1)
(1)Effective annual management fee before waiver was 0.56%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,838,214 and $9,210,681, respectively. The effect of interfund transactions on the Statement of Operations was $4,519,436 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $2,843,123,202 and $3,921,928,580, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,900,000,000		3,600,000,000
Sold	28,747,919	$264,128,611	33,470,395	$329,446,877
Issued in reinvestment of distributions	34,321,374	301,750,127	28,470,849	275,292,827
Redeemed	(73,189,590)	(668,637,245)	(82,385,577)	(814,231,066)
	(10,120,297)	(102,758,507)	(20,444,333)	(209,491,362)
I Class/Shares Authorized	4,500,000,000		3,850,000,000
Sold	87,993,965	804,477,327	83,497,773	824,814,991
Issued in reinvestment of distributions	40,885,907	359,903,834	34,687,065	335,831,117
Redeemed	(140,189,168)	(1,280,211,740)	(166,604,042)	(1,645,207,735)
	(11,309,296)	(115,830,579)	(48,419,204)	(484,561,627)
Y Class/Shares Authorized	200,000,000		200,000,000
Sold	3,533,151	32,599,997	3,006,421	29,772,413
Issued in reinvestment of distributions	2,235,584	19,721,230	1,970,619	19,101,347
Redeemed	(7,824,058)	(71,897,428)	(6,777,802)	(66,943,223)
	(2,055,323)	(19,576,201)	(1,800,762)	(18,069,463)
A Class/Shares Authorized	920,000,000		720,000,000
Sold	10,291,287	94,176,513	10,243,100	100,942,790
Issued in reinvestment of distributions	6,621,291	58,207,626	5,416,057	52,355,264
Redeemed	(18,656,364)	(169,693,705)	(20,543,107)	(203,100,842)
	(1,743,786)	(17,309,566)	(4,883,950)	(49,802,788)
C Class/Shares Authorized	275,000,000		275,000,000
Sold	1,787,336	16,420,882	2,059,118	20,283,318
Issued in reinvestment of distributions	1,802,032	15,837,408	1,614,770	15,594,055
Redeemed	(7,916,820)	(72,119,278)	(8,087,187)	(79,697,877)
	(4,327,452)	(39,860,988)	(4,413,299)	(43,820,504)
R Class/Shares Authorized	60,000,000		70,000,000
Sold	567,081	5,158,279	660,105	6,445,056
Issued in reinvestment of distributions	371,752	3,252,874	322,570	3,104,583
Redeemed	(1,163,434)	(10,591,388)	(2,167,923)	(21,239,748)
	(224,601)	(2,180,235)	(1,185,248)	(11,690,109)
R5 Class/Shares Authorized	80,000,000		50,000,000
Sold	1,004,015	9,132,981	922,859	9,138,075
Issued in reinvestment of distributions	605,940	5,326,994	468,144	4,527,186
Redeemed	(972,211)	(8,869,421)	(1,307,541)	(12,993,195)
	637,744	5,590,554	83,462	672,066
R6 Class/Shares Authorized	800,000,000		800,000,000
Sold	20,354,605	186,771,660	24,925,775	245,778,944
Issued in reinvestment of distributions	8,292,491	73,084,105	7,593,972	73,609,160
Redeemed	(38,237,774)	(352,468,865)	(39,033,573)	(384,086,001)
	(9,590,678)	(92,613,100)	(6,513,826)	(64,697,897)
G Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	65	575	49	476
Net increase (decrease)	(38,733,624)	$(384,538,047)	(87,577,111)	$(881,461,208)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2023 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$86,106	$116	$602	$(32,614)	$53,006	7,876	$(240)	$6,498
ONE Gas, Inc.(1)	260,206	2,357	62,487	(29,221)	(1)	(1)	6,440	6,568
Spire, Inc.	179,393	21,642	2,270	(4,286)	194,479	2,773	(347)	7,669
	$525,705	$24,115	$65,359	$(66,121)	$247,485	10,649	$5,853	$20,735
(1)Company was not an affiliate at March 31, 2023

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Chemicals	$195,077,202	$91,587,655	—
Consumer Staples Distribution & Retail	138,454,960	98,472,211	—
Electrical Equipment	189,616,038	49,738,978	—
Food Products	346,129,184	139,319,988	—
Household Products	453,207,436	46,909,066	—
Machinery	—	25,353,951	—
Oil, Gas and Consumable Fuels	589,542,659	76,810,029	—
Personal Care Products	—	181,349,733	—
Pharmaceuticals	516,842,258	202,553,686	—
Other Industries	4,498,531,157	—	—
Preferred Stocks	—	752,407,035	—
Equity-Linked Notes	—	342,316,623	—
Exchange-Traded Funds	256,012,096	—	—
Convertible Preferred Stocks	139,212,420	103,473,202	—
Convertible Bonds	—	221,569,998	—
Short-Term Investments	211,367,666	307,631,532	—
	$7,533,993,076	$2,639,493,687	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$64,069	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,772,166	—
Written Options Contracts	$164,239	—	—
	$164,239	$4,772,166	—

25

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 6,144 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $918,583,905.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$164,239
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$64,069	Unrealized depreciation on forward foreign currency exchange contracts	4,772,166
		$64,069		$4,936,405

26

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$7,940,789	Change in net unrealized appreciation (depreciation) on written options contracts	$302,508
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	33,900,053	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	198,411
		$41,840,842		$500,919

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$334,595,885	$349,809,542
Long-term capital gains	$535,215,078	$458,018,024

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,505,598,390
Gross tax appreciation of investments	$1,942,036,870
Gross tax depreciation of investments	(274,148,497)
Net tax appreciation (depreciation) of investments	1,667,888,373
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	440,400
Net tax appreciation (depreciation)	$1,668,328,773
Undistributed ordinary income	$7,463,904
Accumulated long-term gains	$105,772,531

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts and the timing and recognition of partnership income.
27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.86	0.21	(0.53)	(0.32)	(0.21)	(0.57)	(0.78)	$8.76	(3.22)%	0.92%	0.92%	2.29%	2.29%	29%	$3,635,179
2022	$9.45	0.18	0.91	1.09	(0.19)	(0.49)	(0.68)	$9.86	11.74%	0.93%	0.93%	1.83%	1.83%	24%	$4,191,544
2021	$7.14	0.17	2.33	2.50	(0.19)	—	(0.19)	$9.45	35.30%	0.91%	0.91%	2.10%	2.10%	52%	$4,211,554
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	0.91%	2.07%	2.07%	85%	$3,660,808
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	0.91%	2.13%	2.13%	80%	$6,081,355
I Class
2023	$9.87	0.23	(0.53)	(0.30)	(0.23)	(0.57)	(0.80)	$8.77	(3.03)%	0.72%	0.72%	2.49%	2.49%	29%	$4,265,425
2022	$9.47	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.87	11.83%	0.73%	0.73%	2.03%	2.03%	24%	$4,912,267
2021	$7.15	0.20	2.32	2.52	(0.20)	—	(0.20)	$9.47	35.67%	0.71%	0.71%	2.30%	2.30%	52%	$5,167,202
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	0.71%	2.27%	2.27%	85%	$4,157,382
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	0.71%	2.33%	2.33%	80%	$2,826,256
Y Class
2023	$9.89	0.24	(0.53)	(0.29)	(0.24)	(0.57)	(0.81)	$8.79	(2.87)%	0.57%	0.57%	2.64%	2.64%	29%	$227,227
2022	$9.48	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.89	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$276,001
2021	$7.16	0.21	2.33	2.54	(0.22)	—	(0.22)	$9.48	35.83%	0.56%	0.56%	2.45%	2.45%	52%	$281,614
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$222,844
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$230,773

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$9.86	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$8.76	(3.46)%	1.17%	1.17%	2.04%	2.04%	29%	$747,365
2022	$9.45	0.16	0.90	1.06	(0.16)	(0.49)	(0.65)	$9.86	11.46%	1.18%	1.18%	1.58%	1.58%	24%	$858,437
2021	$7.14	0.16	2.31	2.47	(0.16)	—	(0.16)	$9.45	34.95%	1.16%	1.16%	1.85%	1.85%	52%	$869,137
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.16%	1.82%	1.82%	85%	$698,473
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.16%	1.88%	1.88%	80%	$850,117
C Class
2023	$9.86	0.12	(0.53)	(0.41)	(0.12)	(0.57)	(0.69)	$8.76	(4.17)%	1.92%	1.92%	1.29%	1.29%	29%	$204,407
2022	$9.45	0.08	0.91	0.99	(0.09)	(0.49)	(0.58)	$9.86	10.63%	1.93%	1.93%	0.83%	0.83%	24%	$272,764
2021	$7.14	0.09	2.32	2.41	(0.10)	—	(0.10)	$9.45	33.90%	1.91%	1.91%	1.10%	1.10%	52%	$303,205
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.91%	1.07%	1.07%	85%	$394,129
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.91%	1.13%	1.13%	80%	$538,726
R Class
2023	$9.82	0.16	(0.53)	(0.37)	(0.16)	(0.57)	(0.73)	$8.72	(3.71)%	1.42%	1.42%	1.79%	1.79%	29%	$40,525
2022	$9.41	0.13	0.91	1.04	(0.14)	(0.49)	(0.63)	$9.82	11.23%	1.43%	1.43%	1.33%	1.33%	24%	$47,839
2021	$7.11	0.14	2.30	2.44	(0.14)	—	(0.14)	$9.41	34.60%	1.41%	1.41%	1.60%	1.60%	52%	$57,032
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.41%	1.57%	1.57%	85%	$56,388
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.41%	1.63%	1.63%	80%	$88,499

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$9.86	0.23	(0.53)	(0.30)	(0.23)	(0.57)	(0.80)	$8.76	(3.03)%	0.72%	0.72%	2.49%	2.49%	29%	$64,341
2022	$9.46	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.86	11.84%	0.73%	0.73%	2.03%	2.03%	24%	$66,131
2021	$7.14	0.19	2.33	2.52	(0.20)	—	(0.20)	$9.46	35.72%	0.71%	0.71%	2.30%	2.30%	52%	$62,610
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	0.71%	2.27%	2.27%	85%	$912
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	0.71%	2.33%	2.33%	80%	$892
R6 Class
2023	$9.88	0.24	(0.53)	(0.29)	(0.24)	(0.57)	(0.81)	$8.78	(2.88)%	0.57%	0.57%	2.64%	2.64%	29%	$823,361
2022	$9.47	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.88	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$1,021,389
2021	$7.16	0.21	2.32	2.53	(0.22)	—	(0.22)	$9.47	35.68%	0.56%	0.56%	2.45%	2.45%	52%	$1,040,730
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$820,173
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$796,417
G Class
2023	$9.89	0.29	(0.53)	(0.24)	(0.29)	(0.57)	(0.86)	$8.79	(2.34)%	0.01%	0.57%	3.20%	2.64%	29%	$6
2022	$9.48	0.26	0.92	1.18	(0.28)	(0.49)	(0.77)	$9.89	12.72%	0.03%	0.58%	2.73%	2.18%	24%	$7
2021	$7.16	0.27	2.32	2.59	(0.27)	—	(0.27)	$9.48	36.61%	0.00%(3)	0.56%	3.01%	2.45%	52%	$6
2020(4)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%(3)(5)	0.56%(5)	3.02%(5)	2.46%(5)	85%(6)	$4

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)August 1, 2019 (commencement of sale) through March 31, 2020.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
32

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $201,678,992, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $66,244,611 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund hereby designates $567,050,277, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

The fund utilized earnings and profits of $31,835,199 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 2305

Annual Report

March 31, 2023

Focused Large Cap Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)
G Class (ACFLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-0.18%	8.32%	9.10%	—	7/30/99
Russell 1000 Value Index	—	-5.91%	7.49%	9.12%	—	—
S&P 500 Index	—	-7.73%	11.18%	12.23%	—	—
I Class	ALVSX	0.02%	8.53%	9.31%	—	8/10/01
A Class	ALPAX					10/26/00
No sales charge		-0.32%	8.05%	8.82%	—
With sales charge		-6.06%	6.78%	8.18%	—
C Class	ALPCX	-1.17%	7.24%	8.01%	—	11/7/01
R Class	ALVRX	-0.67%	7.77%	8.56%	—	8/29/03
R5 Class	ALVGX	0.13%	8.55%	—	7.82%	4/10/17
R6 Class	ALVDX	0.27%	8.69%	—	8.62%	7/26/13
G Class	ACFLX	0.75%	—	—	3.97%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $23,884

Russell 1000 Value Index — $23,952

S&P 500 Index — $31,736

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.83%	0.63%	1.08%	1.83%	1.33%	0.63%	0.48%	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Brian Woglom, Adam Krenn, Kevin Toney, Michael Liss and Philip Sundell

Phil Davidson stepped down as a portfolio manager of Focused Large Cap Value on December 31, 2022, and retired from American Century on March 31, 2023.

Performance Summary

Focused Large Cap Value returned -0.18%* for the fiscal year ended March 31, 2023, compared with the -5.91% return of its benchmark, the Russell 1000 Value Index.

Focused Large Cap Value declined during the fiscal year but outperformed its benchmark, the Russell 1000 Value Index. Stock selection overall, in the consumer staples and financials sectors in particular, contributed to relative performance. Selection in health care and information technology detracted from relative results.

Stock Selection in Consumer Staples and Financials Contributed

Consumer staples was an area of strength. A few of our consumer staples positions across a variety of industries outperformed. Amid banking industry turmoil and macroeconomic uncertainty later in the period, investors favored these relatively defensive stocks. Unilever, a consumer goods company based in the U.K., was a top performer in this environment.

Stock selection in the financials sector contributed to relative performance. Selection in the insurance industry was additive as Reinsurance Group of America outperformed. Also beneficial was not owning some of the benchmark’s bank names that were pressured by concerns about the banking system, including Bank of America and Wells Fargo & Co.

TotalEnergies contributed. This is one of the largest integrated energy companies. France-based TotalEnergies has balanced near-term cash returns to shareholders with an attractive dividend and has positioned its business to address the upcoming transition to cleaner energy.

Stock Selection in Health Care and Information Technology Detracted

Security selection in the health care sector hindered relative performance. Selections in the health care equipment and supplies industry, including a position in Medtronic, limited returns. Supply chain constraints led to lower-than-expected quarterly revenues and earnings for this medical device company.

Information technology weighed on results. As banking industry fears mounted, the market rotated toward growth, including the information technology sector. The portfolio’s lack of exposure to several benchmark names in the sector detracted from relative performance. A position in F5, an application services company, underperformed due to initial signs of an information technology spending slowdown in Europe.

Truist Financial detracted. In general, bank stocks underperformed amid the failure of two mid-capitalization banks in the first quarter of 2023. Along with many other large banks, Truist Financial underperformed in this environment.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Short-Term Investments	2.8%
Other Assets and Liabilities	(1.3)%

Top Five Industries	% of net assets
Health Care Equipment and Supplies	10.1%
Pharmaceuticals	8.1%
Oil, Gas and Consumable Fuels	7.6%
Household Products	5.8%
Insurance	5.5%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,135.50	$4.42	0.83%
I Class	$1,000	$1,136.50	$3.36	0.63%
A Class	$1,000	$1,135.40	$5.75	1.08%
C Class	$1,000	$1,129.90	$9.72	1.83%
R Class	$1,000	$1,132.60	$7.07	1.33%
R5 Class	$1,000	$1,137.70	$3.36	0.63%
R6 Class	$1,000	$1,138.70	$2.56	0.48%
G Class	$1,000	$1,141.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.79	$4.18	0.83%
I Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,019.55	$5.44	1.08%
C Class	$1,000	$1,015.81	$9.20	1.83%
R Class	$1,000	$1,018.30	$6.69	1.33%
R5 Class	$1,000	$1,021.79	$3.18	0.63%
R6 Class	$1,000	$1,022.54	$2.42	0.48%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 3.8%
Raytheon Technologies Corp.	1,226,446	$120,105,857
Banks — 4.1%
JPMorgan Chase & Co.	599,686	78,145,083
Truist Financial Corp.	1,504,231	51,294,277
		129,439,360
Capital Markets — 4.5%
Bank of New York Mellon Corp.	1,357,185	61,670,486
BlackRock, Inc.	71,783	48,031,441
Charles Schwab Corp.	602,084	31,537,160
		141,239,087
Communications Equipment — 3.7%
Cisco Systems, Inc.	1,062,814	55,558,602
F5, Inc.(1)	410,101	59,747,614
		115,306,216
Consumer Staples Distribution & Retail — 2.9%
Koninklijke Ahold Delhaize NV	1,457,268	49,787,718
Walmart, Inc.	276,042	40,702,393
		90,490,111
Containers and Packaging — 3.5%
Packaging Corp. of America	449,611	62,419,495
Sonoco Products Co.	782,662	47,742,382
		110,161,877
Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.	2,094,336	81,448,727
Electric Utilities — 4.0%
Duke Energy Corp.	953,614	91,995,143
Pinnacle West Capital Corp.	427,392	33,866,542
		125,861,685
Electrical Equipment — 2.1%
Emerson Electric Co.	353,605	30,813,140
nVent Electric PLC	845,530	36,307,058
		67,120,198
Electronic Equipment, Instruments and Components — 1.5%
TE Connectivity Ltd.	371,358	48,703,602
Entertainment — 1.7%
Walt Disney Co.(1)	548,045	54,875,746
Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B(1)	493,281	152,310,374
Food Products — 4.1%
Conagra Brands, Inc.	1,598,816	60,051,529
Mondelez International, Inc., Class A	976,605	68,088,901
		128,140,430
Gas Utilities — 2.9%
Atmos Energy Corp.	813,454	91,399,691
Health Care Equipment and Supplies — 10.1%
Becton Dickinson & Co.	161,311	39,930,925
9

	Shares	Value
Medtronic PLC	1,916,302	$154,492,267
Zimmer Biomet Holdings, Inc.	951,882	122,983,155
		317,406,347
Health Care Providers and Services — 4.0%
Henry Schein, Inc.(1)	738,364	60,206,201
Quest Diagnostics, Inc.	466,350	65,979,198
		126,185,399
Household Products — 5.8%
Colgate-Palmolive Co.	1,216,459	91,416,894
Kimberly-Clark Corp.	681,675	91,494,418
		182,911,312
Industrial Conglomerates — 0.9%
Siemens AG	175,742	28,470,888
Insurance — 5.5%
Allstate Corp.	657,319	72,837,518
Marsh & McLennan Cos., Inc.	297,780	49,595,259
Reinsurance Group of America, Inc.	376,773	50,020,384
		172,453,161
Machinery — 1.3%
Oshkosh Corp.	488,980	40,673,356
Oil, Gas and Consumable Fuels — 7.6%
Exxon Mobil Corp.	1,180,280	129,429,505
TotalEnergies SE, ADR	1,859,778	109,819,891
		239,249,396
Passenger Airlines — 1.3%
Southwest Airlines Co.	1,232,843	40,116,711
Personal Care Products — 3.7%
Unilever PLC, ADR	2,271,010	117,933,549
Pharmaceuticals — 8.1%
Johnson & Johnson	1,226,160	190,054,800
Roche Holding AG	234,151	66,906,883
		256,961,683
Semiconductors and Semiconductor Equipment — 1.1%
Texas Instruments, Inc.	184,765	34,368,138
Software — 0.9%
Microsoft Corp.	95,509	27,535,245
Specialized REITs — 2.0%
Public Storage	207,853	62,800,705
TOTAL COMMON STOCKS (Cost $2,792,246,637)		3,103,668,851
SHORT-TERM INVESTMENTS — 2.8%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,690	17,690
Repurchase Agreements — 2.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $23,490,233), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $22,665,898)		22,657,081
10

Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $66,847,791), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $65,563,269)	$65,537,000
88,194,081
TOTAL SHORT-TERM INVESTMENTS (Cost $88,211,771)	88,211,771
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $2,880,458,408)	3,191,880,622
OTHER ASSETS AND LIABILITIES — (1.3)%	(39,652,616)
TOTAL NET ASSETS — 100.0%	$3,152,228,006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	56,447,907	CHF	51,196,276	Morgan Stanley	6/30/23	$(31,552)
EUR	3,952,736	USD	4,289,173	JPMorgan Chase Bank N.A.	6/30/23	18,540
USD	155,207,938	EUR	143,671,145	JPMorgan Chase Bank N.A.	6/30/23	(1,365,639)
USD	4,329,863	EUR	3,974,867	JPMorgan Chase Bank N.A.	6/30/23	(1,969)
GBP	2,126,785	USD	2,632,215	Bank of America N.A.	6/30/23	(4,196)
USD	102,114,222	GBP	83,108,206	Bank of America N.A.	6/30/23	(580,698)
						$(1,965,514)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $2,880,458,408)	$3,191,880,622
Receivable for investments sold	1,261,255
Receivable for capital shares sold	495,153
Unrealized appreciation on forward foreign currency exchange contracts	18,540
Dividends and interest receivable	8,291,688
3,201,947,258

Liabilities
Payable for investments purchased	632,161
Payable for capital shares redeemed	46,552,953
Unrealized depreciation on forward foreign currency exchange contracts	1,984,054
Accrued management fees	523,774
Distribution and service fees payable	10,157
Accrued other expenses	16,153
49,719,252

Net Assets	$3,152,228,006

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,858,585,789
Distributable earnings (loss)	293,642,217
$3,152,228,006

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$581,006,823	60,141,677	$9.66
I Class, $0.01 Par Value	$35,788,909	3,700,239	$9.67
A Class, $0.01 Par Value	$31,310,000	3,242,470	$9.66
C Class, $0.01 Par Value	$1,087,985	112,602	$9.66
R Class, $0.01 Par Value	$6,347,920	656,323	$9.67
R5 Class, $0.01 Par Value	$7,837	810	$9.68
R6 Class, $0.01 Par Value	$147,303,322	15,237,977	$9.67
G Class, $0.01 Par Value	$2,349,375,210	242,762,527	$9.68
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.25 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,052,410)	$87,638,905
Interest	2,326,057
89,964,962

Expenses:
Management fees	17,829,881
Distribution and service fees:
A Class	78,993
C Class	10,472
R Class	28,460
Directors' fees and expenses	100,926
Other expenses	274,281
18,323,013
Fees waived - G Class	(11,606,968)
6,716,045

Net investment income (loss)	83,248,917

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	136,563,520
Forward foreign currency exchange contract transactions	18,791,796
Foreign currency translation transactions	(58,404)
155,296,912

Change in net unrealized appreciation (depreciation) on:
Investments	(231,479,485)
Forward foreign currency exchange contracts	(35,873)
Translation of assets and liabilities in foreign currencies	8,676
(231,506,682)

Net realized and unrealized gain (loss)	(76,209,770)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,039,147

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$83,248,917	$16,253,729
Net realized gain (loss)	155,296,912	109,218,956
Change in net unrealized appreciation (depreciation)	(231,506,682)	(31,062,054)
Net increase (decrease) in net assets resulting from operations	7,039,147	94,410,631

Distributions to Shareholders
From earnings:
Investor Class	(38,327,833)	(134,586,683)
I Class	(2,716,287)	(9,868,498)
A Class	(1,991,093)	(7,614,654)
C Class	(62,895)	(243,135)
R Class	(362,128)	(1,076,171)
R5 Class	(523)	(1,724)
R6 Class	(12,670,353)	(39,666,740)
G Class	(175,533,919)	(138)
Decrease in net assets from distributions	(231,665,031)	(193,057,743)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(237,481,293)	2,789,145,881

Net increase (decrease) in net assets	(462,107,177)	2,690,498,769

Net Assets
Beginning of period	3,614,335,183	923,836,414
End of period	$3,152,228,006	$3,614,335,183

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Large Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

15

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 51% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%
G Class	0.35% to 0.55%	0.00%(1)
(1)Effective annual management fee before waiver was 0.48%.

17

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,270,449 and $692,922, respectively. The effect of interfund transactions on the Statement of Operations was $128,242 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $1,482,925,975 and $1,794,501,160, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	3,451,206	$34,184,846	4,811,577	$56,167,255
Issued in reinvestment of distributions	3,924,017	37,917,689	12,635,341	132,775,626
Redeemed	(6,561,325)	(65,104,444)	(12,814,037)	(155,539,000)
	813,898	6,998,091	4,632,881	33,403,881
I Class/Shares Authorized	40,000,000		40,000,000
Sold	1,763,695	17,533,084	642,235	7,493,119
Issued in reinvestment of distributions	266,688	2,580,465	877,335	9,230,917
Redeemed	(2,056,974)	(20,239,098)	(1,371,804)	(15,358,986)
	(26,591)	(125,549)	147,766	1,365,050
A Class/Shares Authorized	30,000,000		30,000,000
Sold	613,956	6,071,000	299,823	3,423,386
Issued in reinvestment of distributions	184,811	1,786,572	651,652	6,837,534
Redeemed	(779,204)	(7,649,167)	(679,073)	(7,905,565)
	19,563	208,405	272,402	2,355,355
C Class/Shares Authorized	20,000,000		20,000,000
Sold	69,102	670,411	13,377	151,603
Issued in reinvestment of distributions	6,024	58,405	21,307	223,501
Redeemed	(56,641)	(542,026)	(55,662)	(637,122)
	18,485	186,790	(20,978)	(262,018)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	237,386	2,333,631	132,998	1,540,553
Issued in reinvestment of distributions	35,619	344,977	97,783	1,026,225
Redeemed	(126,948)	(1,231,738)	(59,660)	(695,773)
	146,057	1,446,870	171,121	1,871,005
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	54	523	164	1,724
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	5,099,217	50,393,354	1,695,134	19,418,913
Issued in reinvestment of distributions	1,306,863	12,626,998	3,755,823	39,527,794
Redeemed	(7,687,775)	(75,070,659)	(5,524,232)	(65,868,809)
	(1,281,695)	(12,050,307)	(73,275)	(6,922,102)
G Class/Shares Authorized	1,800,000,000		1,800,000,000
Sold	15,924,302	154,075,038	4,523,509	46,999,503
Issued in connection with reorganization (Note 10)	—	—	262,828,937	2,729,819,489
Issued in reinvestment of distributions	18,173,029	175,533,919	13	138
Redeemed	(56,812,843)	(563,755,073)	(1,874,420)	(19,486,144)
	(22,715,512)	(234,146,116)	265,478,039	2,757,332,986
Net increase (decrease)	(23,025,741)	$(237,481,293)	270,608,120	$2,789,145,881
(1)March 15, 2022 (commencement of sale) through March 31, 2022 for the G Class.

19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,958,503,362	$145,165,489	—
Short-Term Investments	17,690	88,194,081	—
	$2,958,521,052	$233,359,570	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$18,540	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,984,054	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $379,841,924.

20

The value of foreign currency risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $18,540 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,984,054 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $18,791,796 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(35,873) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$96,269,988	$85,283,842
Long-term capital gains	$135,395,043	$107,773,901

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,919,362,884
Gross tax appreciation of investments	$372,814,875
Gross tax depreciation of investments	(100,297,137)
Net tax appreciation (depreciation) of investments	272,517,738
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(9,521)
Net tax appreciation (depreciation)	$272,508,217
Undistributed ordinary income	$6,259,937
Accumulated long-term gains	$14,874,063

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Focused Large Cap Value Fund, one fund in a series issued by the corporation, were transferred to Focused Large Cap Value Fund in exchange for shares of Focused Large Cap Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Focused Large Cap Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Focused Large Cap Value Fund exchanged its shares for shares of Focused Large Cap Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Focused Large Cap Value Fund – G Class	241,023,182	Focused Large Cap Value Fund – G Class	262,828,937

The net assets of NT Focused Large Cap Value Fund and Focused Large Cap Value Fund immediately before the reorganization were $2,729,819,489 and $865,609,421, respectively. NT Focused Large Cap Value Fund's unrealized appreciation of $417,690,402 was combined with that of Focused Large Cap Value Fund. Immediately after the reorganization, the combined net assets were $3,595,428,910.

Assuming the reorganization had been completed on April 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2022 are as follows:

Net investment income (loss)	$86,447,923
Net realized and unrealized gain (loss)	356,071,110
Net increase (decrease) in net assets resulting from operations	$442,519,033

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Focused Large Cap Value Fund that have been included in the fund’s Statement of Operations since March 25, 2022.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.35	0.19	(0.22)	(0.03)	(0.18)	(0.48)	(0.66)	$9.66	(0.18)%	0.84%	0.84%	1.91%	1.91%	47%	$581,007
2022	$11.80	0.19	1.11	1.30	(0.20)	(2.55)	(2.75)	$10.35	11.82%	0.83%	0.83%	1.59%	1.59%	42%	$613,873
2021	$8.24	0.19	3.62	3.81	(0.19)	(0.06)	(0.25)	$11.80	46.64%	0.83%	0.83%	1.90%	1.90%	112%	$645,489
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	0.84%	1.72%	1.72%	72%	$456,382
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	0.83%	1.83%	1.83%	62%	$673,365
I Class
2023	$10.36	0.21	(0.22)	(0.01)	(0.20)	(0.48)	(0.68)	$9.67	0.02%	0.64%	0.64%	2.11%	2.11%	47%	$35,789
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.03%	0.63%	0.63%	1.79%	1.79%	42%	$38,604
2021	$8.24	0.22	3.62	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$42,273
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$20,080
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	0.63%	2.03%	2.03%	62%	$18,196

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$10.34	0.16	(0.20)	(0.04)	(0.16)	(0.48)	(0.64)	$9.66	(0.32)%	1.09%	1.09%	1.66%	1.66%	47%	$31,310
2022	$11.80	0.17	1.09	1.26	(0.17)	(2.55)	(2.72)	$10.34	11.44%	1.08%	1.08%	1.34%	1.34%	42%	$33,334
2021	$8.23	0.17	3.62	3.79	(0.16)	(0.06)	(0.22)	$11.80	46.44%	1.08%	1.08%	1.65%	1.65%	112%	$34,806
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.09%	1.47%	1.47%	72%	$26,342
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.08%	1.58%	1.58%	62%	$34,603
C Class
2023	$10.35	0.09	(0.21)	(0.12)	(0.09)	(0.48)	(0.57)	$9.66	(1.17)%	1.84%	1.84%	0.91%	0.91%	47%	$1,088
2022	$11.80	0.07	1.11	1.18	(0.08)	(2.55)	(2.63)	$10.35	10.69%	1.83%	1.83%	0.59%	0.59%	42%	$974
2021	$8.23	0.09	3.62	3.71	(0.08)	(0.06)	(0.14)	$11.80	45.31%	1.83%	1.83%	0.90%	0.90%	112%	$1,358
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	1.84%	0.72%	0.72%	72%	$2,324
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	1.83%	0.83%	0.83%	62%	$3,363
R Class
2023	$10.36	0.14	(0.22)	(0.08)	(0.13)	(0.48)	(0.61)	$9.67	(0.67)%	1.34%	1.34%	1.41%	1.41%	47%	$6,348
2022	$11.81	0.14	1.10	1.24	(0.14)	(2.55)	(2.69)	$10.36	11.24%	1.33%	1.33%	1.09%	1.09%	42%	$5,286
2021	$8.24	0.14	3.62	3.76	(0.13)	(0.06)	(0.19)	$11.81	46.00%	1.33%	1.33%	1.40%	1.40%	112%	$4,006
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.34%	1.22%	1.22%	72%	$2,762
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	1.33%	1.33%	62%	$3,389

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$10.36	0.21	(0.21)	—	(0.20)	(0.48)	(0.68)	$9.68	0.13%	0.64%	0.64%	2.11%	2.11%	47%	$8
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.01%	0.63%	0.63%	1.79%	1.79%	42%	$8
2021	$8.24	0.21	3.63	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$7
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$5
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	0.63%	2.03%	2.03%	62%	$6
R6 Class
2023	$10.35	0.22	(0.20)	0.02	(0.22)	(0.48)	(0.70)	$9.67	0.27%	0.49%	0.49%	2.26%	2.26%	47%	$147,303
2022	$11.81	0.24	1.09	1.33	(0.24)	(2.55)	(2.79)	$10.35	12.10%	0.48%	0.48%	1.94%	1.94%	42%	$171,044
2021	$8.24	0.23	3.62	3.85	(0.22)	(0.06)	(0.28)	$11.81	47.29%	0.48%	0.48%	2.25%	2.25%	112%	$195,898
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	0.49%	2.07%	2.07%	72%	$119,911
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	0.48%	2.18%	2.18%	62%	$152,534
G Class
2023	$10.36	0.27	(0.21)	0.06	(0.26)	(0.48)	(0.74)	$9.68	0.75%	0.01%	0.49%	2.74%	2.26%	47%	$2,349,375
2022(3)	$10.59	0.01	0.34	0.35	(0.03)	(0.55)	(0.58)	$10.36	3.38%	0.00%(4)(5)	0.47%(4)	1.68%(4)	1.21%(4)	42%(6)	$2,751,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 15, 2022 (commencement of sale) through March 31, 2022.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Large Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Large Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

31

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $63,169,409, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,932,278 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund hereby designates $135,395,043, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 2305

Annual Report

March 31, 2023

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)
G Class (ACIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	-2.58%	7.45%	9.84%	—	3/31/04
Russell Midcap Value Index	—	-9.22%	6.53%	8.79%	—	—
I Class	AVUAX	-2.38%	7.67%	10.07%	—	8/2/04
Y Class	AMVYX	-2.23%	7.83%	—	7.55%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		-2.89%	7.17%	9.57%	—
With sales charge		-8.47%	5.91%	8.92%	—
C Class	ACCLX	-3.53%	6.37%	8.75%	—	3/1/10
R Class	AMVRX	-3.08%	6.91%	9.30%	—	7/29/05
R5 Class	AMVGX	-2.39%	7.66%	—	7.38%	4/10/17
R6 Class	AMDVX	-2.30%	7.82%	—	9.66%	7/26/13
G Class	ACIPX	-1.63%	—	—	1.78%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $25,571

Russell Midcap Value Index — $23,237

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Brian Woglom, Michael Liss and Nathan Rawlins

Phil Davidson stepped down as a portfolio manager of Mid Cap Value on December 31, 2022, and retired from American Century on March 31, 2023.

Performance Summary

Mid Cap Value returned -2.58%* for the fiscal year ended March 31, 2023, compared with the -9.22% return of its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Mid Cap Value declined in the fiscal year but outperformed its benchmark, the Russell Midcap Value Index. Security selection in the consumer staples and real estate sectors contributed to relative performance. Our stock selection in industrials and energy limited returns.

Stock Selection in Consumer Staples and Real Estate Contributed

Security selection in the consumer staples sector positively impacted performance. Selections and an overweight in the food products industry contributed, with Conagra Brands outperforming. Shares of this food products company bounced back as inflation-related fears subsided. In addition, Conagra reported strong quarterly results that revealed solid pricing power.

Security selection in the real estate sector benefited relative results. An underweight, including no exposure to office real estate investment trusts, also supported performance.

Reinsurance Group of America contributed. This global life and health reinsurance company recently reported quarterly revenues that exceeded analysts’ estimates due in part to strong performance by its core businesses.

BorgWarner contributed. Automotive suppliers like BorgWarner are benefiting from the start of an automotive production cycle, which should lead to better incremental margins. The market also rewarded the stock for BorgWarner’s significant progress on its electrification strategy.

Stock Selection in Industrials Detracted

Stock selection in the industrials sector and not owning several benchmark names in the machinery industry detracted from relative performance. An overweight position in Southwest Airlines limited performance. This airline company experienced significant operational issues during the holiday travel season following a severe winter storm. These issues caused flight cancellations and the inability to accommodate passengers during peak holiday demand days. While Southwest posted a net loss for the fourth quarter, it expects to be profitable for 2023.

Individual detractors included Truist Financial. In general, bank stocks underperformed amid the failure of two mid-capitalization banks in the first quarter of 2023. Along with many other large banks, Truist Financial underperformed in this environment.

Advance Auto Parts also detracted. Shares of this automotive replacement parts retailer underperformed as the market recently worried about the potential impact on earnings from warmer winter weather in the Midwest and Northeast. Investors were also concerned that earnings could be pressured by lower tax refunds. Weaker-than-expected quarterly earnings and a reduced cash flow outlook for fiscal year 2023 also pressured the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	95.0%
Exchange-Traded Funds	2.4%
Short-Term Investments	2.5%
Other Assets and Liabilities	0.1%

Top Five Industries*	% of net assets
Health Care Providers and Services	8.3%
Capital Markets	6.9%
Diversified REITs	6.6%
Insurance	6.1%
Health Care Equipment and Supplies	6.0%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,150.40	$5.25	0.98%
I Class	$1,000	$1,151.30	$4.18	0.78%
Y Class	$1,000	$1,152.10	$3.38	0.63%
A Class	$1,000	$1,147.90	$6.59	1.23%
C Class	$1,000	$1,144.10	$10.58	1.98%
R Class	$1,000	$1,147.10	$7.92	1.48%
R5 Class	$1,000	$1,150.50	$4.18	0.78%
R6 Class	$1,000	$1,151.50	$3.38	0.63%
G Class	$1,000	$1,155.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.05	$4.94	0.98%
I Class	$1,000	$1,021.04	$3.93	0.78%
Y Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,018.80	$6.19	1.23%
C Class	$1,000	$1,015.06	$9.95	1.98%
R Class	$1,000	$1,017.55	$7.44	1.48%
R5 Class	$1,000	$1,021.04	$3.93	0.78%
R6 Class	$1,000	$1,021.79	$3.18	0.63%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Shares/ Principal Amount	Value
COMMON STOCKS — 95.0%
Aerospace and Defense — 1.2%
Huntington Ingalls Industries, Inc.	564,086	$116,777,084
Automobile Components — 2.2%
BorgWarner, Inc.	2,862,248	140,564,999
Cie Generale des Etablissements Michelin SCA	2,210,937	67,584,520
		208,149,519
Banks — 5.0%
Capitol Federal Financial, Inc.	4,181,461	28,141,233
First Hawaiian, Inc.	5,256,826	108,448,320
Prosperity Bancshares, Inc.	1,685,004	103,661,446
Truist Financial Corp.	3,846,727	131,173,391
U.S. Bancorp	1,885,901	67,986,731
Westamerica BanCorp	682,088	30,216,498
		469,627,619
Building Products — 1.2%
Cie de Saint-Gobain	1,991,026	113,177,016
Capital Markets — 6.9%
Ameriprise Financial, Inc.	105,771	32,418,811
Bank of New York Mellon Corp.	4,455,441	202,455,239
Northern Trust Corp.	3,048,713	268,683,077
T. Rowe Price Group, Inc.	1,254,489	141,631,808
		645,188,935
Chemicals — 2.1%
Akzo Nobel NV	1,462,524	114,390,731
Axalta Coating Systems Ltd.(1)	2,686,208	81,365,240
		195,755,971
Commercial Services and Supplies — 0.4%
Republic Services, Inc.	314,569	42,536,020
Communications Equipment — 1.9%
F5, Inc.(1)	707,898	103,133,660
Juniper Networks, Inc.	2,124,968	73,141,398
		176,275,058
Construction and Engineering — 0.9%
Vinci SA	741,352	84,990,314
Consumer Staples Distribution & Retail — 2.1%
Koninklijke Ahold Delhaize NV	5,674,775	193,879,298
Containers and Packaging — 3.3%
Amcor PLC	8,582,341	97,667,040
Packaging Corp. of America	1,174,314	163,030,013
Sonoco Products Co.	776,868	47,388,948
		308,086,001
Diversified REITs — 6.6%
Equinix, Inc.	103,058	74,308,940
Essex Property Trust, Inc.	460,738	96,358,745
Healthpeak Properties, Inc.	5,262,779	115,623,255
Realty Income Corp.	2,095,801	132,706,120
Regency Centers Corp.	1,916,968	117,280,102
9

	Shares/ Principal Amount	Value
VICI Properties, Inc.	341,203	$11,130,042
Weyerhaeuser Co.	811,097	24,438,353
WP Carey, Inc.	667,214	51,675,724
		623,521,281
Electric Utilities — 5.1%
Duke Energy Corp.	1,027,235	99,097,360
Edison International	2,981,839	210,488,015
Evergy, Inc.	811,736	49,613,304
Eversource Energy	544,356	42,601,301
Pinnacle West Capital Corp.	937,028	74,250,099
		476,050,079
Electrical Equipment — 2.7%
Emerson Electric Co.	1,729,956	150,748,366
Legrand SA	457,988	41,847,425
nVent Electric PLC	1,435,047	61,620,918
		254,216,709
Electronic Equipment, Instruments and Components — 1.6%
Corning, Inc.	1,358,349	47,922,553
TE Connectivity Ltd.	780,169	102,319,164
		150,241,717
Energy Equipment and Services — 1.0%
Baker Hughes Co.	3,392,457	97,906,309
Entertainment — 0.5%
Electronic Arts, Inc.	401,457	48,355,496
Food Products — 2.9%
Conagra Brands, Inc.	5,056,462	189,920,713
J M Smucker Co.	516,926	81,348,644
		271,269,357
Gas Utilities — 2.5%
Atmos Energy Corp.	435,285	48,908,623
Spire, Inc.(2)	2,641,336	185,263,307
		234,171,930
Ground Transportation — 0.7%
Heartland Express, Inc.(2)	4,090,808	65,125,664
Health Care Equipment and Supplies — 6.0%
Baxter International, Inc.	619,581	25,130,205
Becton Dickinson & Co.	171,131	42,361,768
DENTSPLY SIRONA, Inc.	1,756,173	68,982,476
Embecta Corp.	2,206,247	62,039,666
Envista Holdings Corp.(1)	1,534,215	62,718,709
Hologic, Inc.(1)	305,426	24,647,878
Zimmer Biomet Holdings, Inc.	2,172,050	280,628,862
		566,509,564
Health Care Providers and Services — 8.3%
AmerisourceBergen Corp.	773,616	123,863,658
Cardinal Health, Inc.	838,533	63,309,241
Centene Corp.(1)	779,645	49,281,360
Henry Schein, Inc.(1)	2,061,183	168,068,862
Laboratory Corp. of America Holdings	477,279	109,497,348
Quest Diagnostics, Inc.	946,272	133,878,563
Universal Health Services, Inc., Class B	1,048,200	133,226,220
		781,125,252
10

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.8%
Sodexo SA	821,682	$80,254,132
Household Products — 2.5%
Henkel AG & Co. KGaA, Preference Shares	1,266,832	99,109,249
Kimberly-Clark Corp.	995,048	133,555,342
		232,664,591
Insurance — 6.1%
Aflac, Inc.	1,118,157	72,143,490
Allstate Corp.	1,823,803	202,095,611
Chubb Ltd.	69,743	13,542,696
Hanover Insurance Group, Inc.	605,900	77,858,150
Reinsurance Group of America, Inc.	692,214	91,898,331
Willis Towers Watson PLC	481,541	111,900,497
		569,438,775
IT Services — 1.2%
Amdocs Ltd.	1,135,010	108,995,010
Machinery — 2.9%
Cummins, Inc.	214,027	51,126,770
IMI PLC	3,509,858	66,437,354
Oshkosh Corp.	1,924,885	160,111,934
		277,676,058
Media — 1.9%
Fox Corp., Class B	3,676,039	115,096,781
Omnicom Group, Inc.	705,282	66,536,304
		181,633,085
Multiline Retail — 1.7%
Dollar Tree, Inc.(1)	1,105,448	158,687,061
Multi-Utilities — 1.6%
NorthWestern Corp.	2,558,042	148,008,310
Oil, Gas and Consumable Fuels — 3.9%
Devon Energy Corp.	1,260,495	63,793,652
Diamondback Energy, Inc.	541,392	73,179,957
Enterprise Products Partners LP	4,935,027	127,817,199
EQT Corp.	2,246,355	71,681,188
Phillips 66	270,593	27,432,718
		363,904,714
Passenger Airlines — 1.6%
Southwest Airlines Co.	4,554,906	148,216,641
Semiconductors and Semiconductor Equipment — 0.5%
Applied Materials, Inc.	173,035	21,253,889
Teradyne, Inc.	249,867	26,863,201
		48,117,090
Specialized REITs — 1.0%
Public Storage	302,290	91,333,901
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	731,571	88,966,349
Technology Hardware, Storage and Peripherals — 0.9%
HP, Inc.	2,827,489	82,986,802
Trading Companies and Distributors — 2.4%
Beacon Roofing Supply, Inc.(1)	1,217,261	71,635,810
11

	Shares/ Principal Amount	Value
MSC Industrial Direct Co., Inc., Class A	1,785,348	$149,969,232
		221,605,042
TOTAL COMMON STOCKS (Cost $8,098,713,687)		8,925,423,754
EXCHANGE-TRADED FUNDS — 2.4%
iShares Russell Mid-Cap Value ETF (Cost $222,855,695)	2,136,138	226,857,852
SHORT-TERM INVESTMENTS — 2.5%
Discount Notes(3) — 1.2%
Federal Home Loan Bank Discount Notes, 4.46%, 4/3/23	$112,749,000	112,749,000
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,888	4,888
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $32,064,071), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $30,938,858)		30,926,822
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $91,247,245), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $89,493,858)		89,458,000
		120,384,822
TOTAL SHORT-TERM INVESTMENTS (Cost $233,111,460)		233,138,710
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $8,554,680,842)		9,385,420,316
OTHER ASSETS AND LIABILITIES — 0.1%		10,478,521
TOTAL NET ASSETS — 100.0%		$9,395,898,837

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	26,300,266	USD	28,538,813	JPMorgan Chase Bank N.A.	6/30/23	$123,356
USD	678,709,356	EUR	628,260,073	JPMorgan Chase Bank N.A.	6/30/23	(5,971,807)
USD	54,911,412	GBP	44,691,022	Bank of America N.A.	6/30/23	(312,267)
USD	1,550,799	GBP	1,253,019	Bank of America N.A.	6/30/23	2,472
						$(6,158,246)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $8,309,682,410)	$9,135,031,345
Investment securities - affiliated, at value (cost of $244,998,432)	250,388,971
Total investment securities, at value (cost of $8,554,680,842)	9,385,420,316
Receivable for investments sold	8,461,983
Receivable for capital shares sold	10,368,616
Unrealized appreciation on forward foreign currency exchange contracts	125,828
Dividends and interest receivable	20,215,015
9,424,591,758

Liabilities
Payable for investments purchased	12,068,399
Payable for capital shares redeemed	5,049,894
Unrealized depreciation on forward foreign currency exchange contracts	6,284,074
Accrued management fees	5,178,545
Distribution and service fees payable	112,009
28,692,921

Net Assets	$9,395,898,837

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,523,613,793
Distributable earnings (loss)	872,285,044
$9,395,898,837

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$2,150,798,307	137,967,091	$15.59
I Class, $0.01 Par Value	$1,779,889,839	114,043,738	$15.61
Y Class, $0.01 Par Value	$168,199,803	10,770,404	$15.62
A Class, $0.01 Par Value	$232,651,048	14,965,605	$15.55
C Class, $0.01 Par Value	$27,561,329	1,803,788	$15.28
R Class, $0.01 Par Value	$95,535,784	6,170,863	$15.48
R5 Class, $0.01 Par Value	$31,520,521	2,018,606	$15.61
R6 Class, $0.01 Par Value	$3,653,939,844	234,163,988	$15.60
G Class, $0.01 Par Value	$1,255,802,362	80,405,560	$15.62
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $16.50 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Dividends (including $6,792,378 from affiliates and net of foreign taxes withheld of $2,919,582)	$245,227,243
Interest	5,465,308
Securities lending, net	257,459
250,950,010

Expenses:
Management fees	69,529,268
Distribution and service fees:
A Class	614,363
C Class	316,866
R Class	483,294
Directors' fees and expenses	288,529
Other expenses	409,896
71,642,216
Fees waived - G Class	(8,696,191)
62,946,025

Net investment income (loss)	188,003,985

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $89,964 from affiliates)	682,762,263
Forward foreign currency exchange contract transactions	31,916,613
Foreign currency translation transactions	(432,300)
714,246,576

Change in net unrealized appreciation (depreciation) on:
Investments (including $2,225,538 from affiliates)	(1,125,580,487)
Forward foreign currency exchange contracts	(6,216,295)
Translation of assets and liabilities in foreign currencies	(1,292)
(1,131,798,074)

Net realized and unrealized gain (loss)	(417,551,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(229,547,513)

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$188,003,985	$129,941,675
Net realized gain (loss)	714,246,576	1,418,781,422
Change in net unrealized appreciation (depreciation)	(1,131,798,074)	(547,954,389)
Net increase (decrease) in net assets resulting from operations	(229,547,513)	1,000,768,708

Distributions to Shareholders
From earnings:
Investor Class	(163,533,056)	(465,761,885)
I Class	(132,402,340)	(361,957,976)
Y Class	(13,302,433)	(40,681,870)
A Class	(17,324,396)	(61,620,484)
C Class	(2,079,138)	(8,077,770)
R Class	(7,033,716)	(19,500,726)
R5 Class	(3,342,554)	(10,442,981)
R6 Class	(277,728,457)	(724,687,721)
G Class	(108,624,508)	(156)
Decrease in net assets from distributions	(725,370,598)	(1,692,731,569)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	370,300,610	2,165,833,316

Net increase (decrease) in net assets	(584,617,501)	1,473,870,455

Net Assets
Beginning of period	9,980,516,338	8,506,645,883
End of period	$9,395,898,837	$9,980,516,338

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

16

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 9% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

18

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.95% to 0.97%	0.97%
I Class	0.75% to 0.77%	0.77%
Y Class	0.60% to 0.62%	0.62%
A Class	0.95% to 0.97%	0.97%
C Class	0.95% to 0.97%	0.97%
R Class	0.95% to 0.97%	0.97%
R5 Class	0.75% to 0.77%	0.77%
R6 Class	0.60% to 0.62%	0.62%
G Class	0.60% to 0.62%	0.00%(1)
(1)Effective annual management fee before waiver was 0.62%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,862,157 and $300,724, respectively. The effect of interfund transactions on the Statement of Operations was $9,453 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2023 were $5,851,171,097 and $5,997,452,943, respectively.

For the period ended March 31, 2023, the fund incurred net realized gains of $8,858,047 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	21,818,393	$355,780,320	18,108,052	$350,635,375
Issued in reinvestment of distributions	10,330,219	159,831,389	26,136,073	455,845,806
Redeemed	(28,629,576)	(460,474,594)	(42,239,243)	(814,867,789)
	3,519,036	55,137,115	2,004,882	(8,386,608)
I Class/Shares Authorized	1,060,000,000		1,060,000,000
Sold	34,585,466	553,921,267	16,228,589	311,159,957
Issued in reinvestment of distributions	8,070,921	125,019,353	19,530,997	340,984,702
Redeemed	(29,938,431)	(482,746,841)	(27,853,235)	(528,757,255)
	12,717,956	196,193,779	7,906,351	123,387,404
Y Class/Shares Authorized	80,000,000		75,000,000
Sold	1,597,527	25,593,863	1,529,090	29,487,698
Issued in reinvestment of distributions	845,403	13,097,260	2,318,448	40,505,206
Redeemed	(2,777,722)	(44,536,640)	(2,238,973)	(40,980,409)
	(334,792)	(5,845,517)	1,608,565	29,012,495
A Class/Shares Authorized	165,000,000		170,000,000
Sold	4,278,604	68,600,837	5,208,055	98,308,670
Issued in reinvestment of distributions	942,859	14,552,674	2,597,648	45,171,721
Redeemed	(7,830,830)	(127,784,808)	(7,278,144)	(139,165,202)
	(2,609,367)	(44,631,297)	527,559	4,315,189
C Class/Shares Authorized	20,000,000		25,000,000
Sold	217,753	3,433,599	115,107	2,158,890
Issued in reinvestment of distributions	134,021	2,034,861	467,742	8,003,740
Redeemed	(846,455)	(13,393,499)	(1,033,684)	(19,475,968)
	(494,681)	(7,925,039)	(450,835)	(9,313,338)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,455,170	23,600,630	1,019,656	19,514,146
Issued in reinvestment of distributions	457,380	7,033,684	1,126,093	19,500,704
Redeemed	(1,402,574)	(22,405,750)	(1,640,925)	(31,014,293)
	509,976	8,228,564	504,824	8,000,557
R5 Class/Shares Authorized	25,000,000		30,000,000
Sold	748,302	12,185,993	475,463	9,105,307
Issued in reinvestment of distributions	214,738	3,326,913	595,277	10,406,295
Redeemed	(1,632,216)	(25,872,916)	(1,487,369)	(28,280,353)
	(669,176)	(10,360,010)	(416,629)	(8,768,751)
R6 Class/Shares Authorized	2,000,000,000		1,300,000,000
Sold	61,849,513	991,987,137	41,383,112	793,447,536
Issued in reinvestment of distributions	17,395,448	269,283,605	40,644,059	709,744,760
Redeemed	(52,483,143)	(844,848,766)	(58,184,664)	(1,117,550,420)
	26,761,818	416,421,976	23,842,507	385,641,876
G Class/Shares Authorized	850,000,000		850,000,000
Sold	6,113,268	96,438,643	36,467	636,327
Issued in connection with reorganization (Note 11)	—	—	99,974,219	1,744,376,569
Issued in reinvestment of distributions	7,015,615	108,624,508	9	156
Redeemed	(26,789,545)	(441,982,112)	(5,944,473)	(103,068,560)
	(13,660,662)	(236,918,961)	94,066,222	1,641,944,492
Net increase (decrease)	25,740,108	$370,300,610	129,593,446	$2,165,833,316
(1)March 15, 2022 (commencement of sale) through March 31, 2022 for the G Class.
20

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2023 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Heartland Express, Inc.	$57,740	—	$207	$7,593	$65,126	4,091	$9	$328
Spire, Inc.	79,372	$112,668	1,410	(5,367)	185,263	2,641	81	6,464
	$137,112	$112,668	$1,617	$2,226	$250,389	6,732	$90	$6,792

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobile Components	$140,564,999	$67,584,520	—
Building Products	—	113,177,016	—
Chemicals	81,365,240	114,390,731	—
Construction and Engineering	—	84,990,314	—
Consumer Staples Distribution & Retail	—	193,879,298	—
Electrical Equipment	212,369,284	41,847,425	—
Hotels, Restaurants and Leisure	—	80,254,132	—
Household Products	133,555,342	99,109,249	—
Machinery	211,238,704	66,437,354	—
Other Industries	7,284,660,146	—	—
Exchange-Traded Funds	226,857,852	—	—
Short-Term Investments	4,888	233,133,822	—
	$8,290,616,455	$1,094,803,861	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$125,828	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,284,074	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $777,705,413.

The value of foreign currency risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $125,828 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,284,074 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $31,916,613 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(6,216,295) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$208,055,357	$459,052,286
Long-term capital gains	$517,315,241	$1,233,679,283

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,688,089,848
Gross tax appreciation of investments	$1,120,753,925
Gross tax depreciation of investments	(423,423,457)
Net tax appreciation (depreciation) of investments	697,330,468
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,629)
Net tax appreciation (depreciation)	$697,328,839
Undistributed ordinary income	$60,459,600
Accumulated long-term gains	$114,496,605

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation, were transferred to Mid Cap Value Fund in exchange for shares of Mid Cap Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Mid Cap Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Mid Cap Value Fund exchanged its shares for shares of Mid Cap Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Mid Cap Value Fund – G Class	131,763,604	Mid Cap Value Fund – G Class	99,974,219
The net assets of NT Mid Cap Value Fund and Mid Cap Value Fund immediately before the reorganization were $1,744,376,569 and $8,436,268,301, respectively. NT Mid Cap Value Fund's unrealized appreciation of $341,168,071 was combined with that of Mid Cap Value Fund. Immediately after the reorganization, the combined net assets were $10,180,644,870.

Assuming the reorganization had been completed on April 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2022 are as follows:

Net investment income (loss)	$168,573,861
Net realized and unrealized gain (loss)	1,061,829,759
Net increase (decrease) in net assets resulting from operations	$1,230,403,620

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Mid Cap Value Fund that have been included in the fund’s Statement of Operations since March 25, 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$17.30	0.28	(0.75)	(0.47)	(0.28)	(0.96)	(1.24)	$15.59	(2.58)%	0.98%	0.98%	1.70%	1.70%	64%	$2,150,798
2022	$19.03	0.26	1.95	2.21	(0.25)	(3.69)	(3.94)	$17.30	12.48%	0.97%	0.97%	1.33%	1.33%	50%	$2,325,957
2021	$12.35	0.22	6.78	7.00	(0.23)	(0.09)	(0.32)	$19.03	57.22%	0.97%	0.97%	1.43%	1.43%	65%	$2,519,909
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
I Class
2023	$17.32	0.31	(0.75)	(0.44)	(0.31)	(0.96)	(1.27)	$15.61	(2.38)%	0.78%	0.78%	1.90%	1.90%	64%	$1,779,890
2022	$19.04	0.29	1.96	2.25	(0.28)	(3.69)	(3.97)	$17.32	12.75%	0.77%	0.77%	1.53%	1.53%	50%	$1,754,741
2021	$12.36	0.25	6.79	7.04	(0.27)	(0.09)	(0.36)	$19.04	57.50%	0.77%	0.77%	1.63%	1.63%	65%	$1,778,956
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$17.33	0.33	(0.75)	(0.42)	(0.33)	(0.96)	(1.29)	$15.62	(2.23)%	0.63%	0.63%	2.05%	2.05%	64%	$168,200
2022	$19.05	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.33	12.91%	0.62%	0.62%	1.68%	1.68%	50%	$192,430
2021	$12.36	0.28	6.79	7.07	(0.29)	(0.09)	(0.38)	$19.05	57.69%	0.62%	0.62%	1.78%	1.78%	65%	$180,923
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
A Class
2023	$17.26	0.23	(0.74)	(0.51)	(0.24)	(0.96)	(1.20)	$15.55	(2.89)%	1.23%	1.23%	1.45%	1.45%	64%	$232,651
2022	$18.99	0.21	1.95	2.16	(0.20)	(3.69)	(3.89)	$17.26	12.23%	1.22%	1.22%	1.08%	1.08%	50%	$303,260
2021	$12.32	0.19	6.76	6.95	(0.19)	(0.09)	(0.28)	$18.99	56.87%	1.22%	1.22%	1.18%	1.18%	65%	$323,669
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
C Class
2023	$16.98	0.11	(0.72)	(0.61)	(0.13)	(0.96)	(1.09)	$15.28	(3.53)%	1.98%	1.98%	0.70%	0.70%	64%	$27,561
2022	$18.75	0.06	1.93	1.99	(0.07)	(3.69)	(3.76)	$16.98	11.37%	1.97%	1.97%	0.33%	0.33%	50%	$39,037
2021	$12.17	0.07	6.67	6.74	(0.07)	(0.09)	(0.16)	$18.75	55.65%	1.97%	1.97%	0.43%	0.43%	65%	$51,558
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$17.19	0.19	(0.74)	(0.55)	(0.20)	(0.96)	(1.16)	$15.48	(3.08)%	1.48%	1.48%	1.20%	1.20%	64%	$95,536
2022	$18.93	0.16	1.94	2.10	(0.15)	(3.69)	(3.84)	$17.19	11.92%	1.47%	1.47%	0.83%	0.83%	50%	$97,311
2021	$12.28	0.15	6.74	6.89	(0.15)	(0.09)	(0.24)	$18.93	56.48%	1.47%	1.47%	0.93%	0.93%	65%	$97,590
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
R5 Class
2023	$17.32	0.31	(0.75)	(0.44)	(0.31)	(0.96)	(1.27)	$15.61	(2.39)%	0.78%	0.78%	1.90%	1.90%	64%	$31,521
2022	$19.05	0.29	1.95	2.24	(0.28)	(3.69)	(3.97)	$17.32	12.68%	0.77%	0.77%	1.53%	1.53%	50%	$46,565
2021	$12.36	0.25	6.80	7.05	(0.27)	(0.09)	(0.36)	$19.05	57.58%	0.77%	0.77%	1.63%	1.63%	65%	$59,132
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
R6 Class
2023	$17.32	0.33	(0.76)	(0.43)	(0.33)	(0.96)	(1.29)	$15.60	(2.30)%	0.63%	0.63%	2.05%	2.05%	64%	$3,653,940
2022	$19.04	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.32	12.92%	0.62%	0.62%	1.68%	1.68%	50%	$3,591,180
2021	$12.36	0.28	6.78	7.06	(0.29)	(0.09)	(0.38)	$19.04	57.74%	0.62%	0.62%	1.78%	1.78%	65%	$3,494,909
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$17.33	0.43	(0.75)	(0.32)	(0.43)	(0.96)	(1.39)	$15.62	(1.63)%	0.01%	0.63%	2.67%	2.05%	64%	$1,255,802
2022(3)	$17.81	0.02	0.61	0.63	(0.03)	(1.08)	(1.11)	$17.33	3.55%	0.00%(4)(5)	0.62%(4)	2.11%(4)	1.49%(4)	50%(6)	$1,630,035

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 15, 2022 (commencement of sale) through March 31, 2022.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $186,309,182, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $560,554,965, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

The fund hereby designates $32,697,712 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund utilized earnings and profits of $54,405,771 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 2305

Annual Report

March 31, 2023

Small Cap Dividend Fund
Investor Class (AMAEX)
I Class (AMAFX)
A Class (AMAHX)
R Class (AMAJX)
R6 Class (AMAKX)
G Class (AMALX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023

	Ticker Symbol	Since Inception	Inception Date
Investor Class	AMAEX	-5.40%	4/5/22
Russell 2000 Value Index	—	-11.61%	—
I Class	AMAFX	-5.22%	4/5/22
A Class	AMAHX
No sales charge		-5.62%	4/5/22
With sales charge		-11.05%	4/5/22
R Class	AMAJX	-5.85%	4/5/22
R6 Class	AMAKX	-5.08%	4/5/22
G Class	AMALX	-4.31%	4/5/22
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made April 5, 2022
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $9,460

Russell 2000 Value Index — $8,839

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.09%	0.89%	1.34%	1.59%	0.74%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Dividend returned -5.40%* for the period from inception (April 5, 2022) through March 31, 2023. The fund’s benchmark, the Russell 2000 Value Index, returned -11.61% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Performance versus the benchmark was helped primarily by strong security selection in the industrials sector. Favorable choices in the consumer discretionary sector and positive allocation decisions in the health care sector also contributed to relative results. On the other hand, selections in the energy and consumer staples sectors and an underweight in utilities hurt performance.

Industrials, Consumer Discretionary and Health Care Contributed

Favorable stock selection was the primary contributor to the fund’s outperformance. In the industrials sector, selections in the aerospace and defense industry were a primary driver. A position in Leonardo DRS, which is not in the index, was the leading contributor, followed by Cadre Holdings and Park Aerospace. We exited Cadre Holdings to take advantage of opportunities with more favorable risk/reward profiles. In the building products industry, Tecnoglass, which is not in the index, contributed most, while in the machinery industry, Timken Co. led all other holdings in the sector and was the top contributor overall.

In the consumer discretionary sector, our selections, especially those not in the index, were beneficial. Positions in Tapestry, a luxury goods company, and Ralph Lauren, a clothing manufacturer, were leading contributors in the textile, apparel and luxury goods industry. In the specialty retail industry, Penske Automotive Group added to returns, and in diversified consumer services, H&R Block accounted for most of the performance, but we exited this position to capitalize on opportunities with more attractive risk/reward profiles.

In the health care sector, performance benefited from a lack of exposure to the biotechnology and health care technology industries. In the health care equipment and supplies industry, our position in Embecta, a provider of injection systems for diabetics, performed well, adding to the outperformance.

Energy, Consumer Staples and Utilities Detracted

In the energy sector, stock selection was the primary hindrance. In the oil, gas and consumable fuels industry, a position in Enviva, which is not in the index, was the leading detractor. The company is not a traditional energy producer but is a provider of biomass fuels to the electric utility and industrial power markets. These shares performed poorly on weak quarterly results and a capital raise that diluted existing shareholders.

In the consumer staples sector, underperformance resulted mostly from stock selection. In the household products industry, Spectrum Brands Holdings, in particular, detracted. Shares of this household goods company have been hindered by uncertainty surrounding the sale of the hardware and home improvement business. In the utilities sector, an underweight position weighed on relative returns. In addition, in the gas utilities industry, a lack of exposure to a number of companies was the primary detractor.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	93.3%
Convertible Preferred Stocks	2.9%
Preferred Stocks	2.6%
Convertible Bonds	0.1%
Short-Term Investments	4.6%
Other Assets and Liabilities	(3.5)%

Top Five Industries	% of net assets
Banks	21.1%
Electronic Equipment, Instruments and Components	6.6%
Diversified REITs	6.3%
Insurance	5.5%
Machinery	5.1%
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,115.70	$5.70	1.08%
I Class	$1,000	$1,116.80	$4.64	0.88%
A Class	$1,000	$1,114.30	$7.01	1.33%
R Class	$1,000	$1,112.90	$8.32	1.58%
R6 Class	$1,000	$1,117.60	$3.85	0.73%
G Class	$1,000	$1,122.80	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.55	$5.44	1.08%
I Class	$1,000	$1,020.54	$4.43	0.88%
A Class	$1,000	$1,018.30	$6.69	1.33%
R Class	$1,000	$1,017.05	$7.95	1.58%
R6 Class	$1,000	$1,021.29	$3.68	0.73%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
8

Schedule of Investments

MARCH 31, 2023

	Shares/ Principal Amount	Value
COMMON STOCKS — 93.3%
Aerospace and Defense — 2.6%
Leonardo DRS, Inc.(1)	6,206	$80,492
Park Aerospace Corp.	5,862	78,844
		159,336
Banks — 19.2%
Columbia Banking System, Inc.	5,024	107,614
F.N.B. Corp.	10,409	120,744
Financial Institutions, Inc.	2,766	53,329
First Interstate BancSystem, Inc., Class A	2,516	75,128
First Merchants Corp.	864	28,469
HBT Financial, Inc.	1,203	23,723
Home BancShares, Inc.	7,011	152,209
Pacific Premier Bancorp, Inc.	5,039	121,037
Popular, Inc.	2,184	125,383
Premier Financial Corp.	2,184	45,274
Towne Bank	1,747	46,558
United Bankshares, Inc.	3,652	128,550
Valley National Bancorp	7,445	68,792
Webster Financial Corp.	2,453	96,697
		1,193,507
Building Products — 2.3%
Fortune Brands Innovations, Inc.	1,241	72,884
Tecnoglass, Inc.	1,709	71,710
		144,594
Capital Markets — 3.9%
Carlyle Group, Inc.	2,668	82,868
Patria Investments Ltd., Class A	6,793	100,537
Sculptor Capital Management, Inc.	7,140	61,475
		244,880
Chemicals — 4.2%
Chase Corp.	878	91,953
Mativ Holdings, Inc.	616	13,225
RPM International, Inc.	380	33,151
Valvoline, Inc.	3,474	121,382
		259,711
Commercial Services and Supplies — 2.7%
Brink's Co.	2,041	136,339
Deluxe Corp.	2,081	33,296
		169,635
Containers and Packaging — 3.7%
Graphic Packaging Holding Co.	6,725	171,420
Sonoco Products Co.	936	57,096
		228,516
Diversified REITs — 6.3%
CareTrust REIT, Inc.	3,492	68,373
Cousins Properties, Inc.	2,811	60,099
Easterly Government Properties, Inc.	4,356	59,852
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	Shares/ Principal Amount	Value
Four Corners Property Trust, Inc.	3,733	$100,269
LTC Properties, Inc.	808	28,385
NETSTREIT Corp.	2,622	47,930
Urstadt Biddle Properties, Inc., Class A	1,449	25,459
		390,367
Electric Utilities — 0.9%
ALLETE, Inc.	882	56,774
Electronic Equipment, Instruments and Components — 3.7%
Avnet, Inc.	2,531	114,401
Vishay Intertechnology, Inc.	5,166	116,855
		231,256
Energy Equipment and Services — 1.9%
ChampionX Corp.	4,317	117,120
Financial Services — 2.6%
Alerus Financial Corp.	1,120	17,976
Compass Diversified Holdings(2)	5,032	96,011
Enact Holdings, Inc.	955	21,831
Provident Financial Services, Inc.	1,528	29,307
		165,125
Gas Utilities — 1.2%
Northwest Natural Holding Co.	254	12,080
Southwest Gas Holdings, Inc.	1,045	65,261
		77,341
Health Care Equipment and Supplies — 1.0%
Embecta Corp.	2,320	65,238
Health Care Providers and Services — 1.1%
Patterson Cos., Inc.	2,651	70,967
Household Durables — 1.9%
Leggett & Platt, Inc.	3,654	116,490
Household Products — 2.2%
Spectrum Brands Holdings, Inc.	2,044	135,354
Insurance — 5.5%
AMERISAFE, Inc.	665	32,552
Axis Capital Holdings Ltd.	2,116	115,364
RenaissanceRe Holdings Ltd.	550	110,187
Selective Insurance Group, Inc.	877	83,604
		341,707
IT Services — 2.2%
EVERTEC, Inc.	3,970	133,988
Leisure Products — 0.8%
Brunswick Corp.	573	46,986
Machinery — 5.1%
Hurco Cos., Inc.	803	20,332
IMI PLC	2,519	47,682
Luxfer Holdings PLC	6,369	107,636
Timken Co.	1,734	141,702
		317,352
Media — 3.3%
Entravision Communications Corp., Class A	19,668	118,991
John Wiley & Sons, Inc., Class A	2,188	84,829
		203,820
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		Shares/ Principal Amount	Value
Multi-Utilities — 1.0%
NorthWestern Corp.		1,100	$63,646
Oil, Gas and Consumable Fuels — 4.5%
Enviva, Inc.		2,564	74,048
Hess Midstream LP, Class A		2,366	68,472
TXO Energy Partners LP(1)		6,001	138,683
			281,203
Professional Services — 0.2%
Public Policy Holding Co., Inc.		8,115	13,765
Semiconductors and Semiconductor Equipment — 3.2%
Kulicke & Soffa Industries, Inc.		2,072	109,174
MKS Instruments, Inc.		995	88,177
			197,351
Specialty Retail — 1.1%
Penske Automotive Group, Inc.		485	68,778
Textiles, Apparel and Luxury Goods — 3.5%
Ralph Lauren Corp.		901	105,120
Tapestry, Inc.		2,650	114,241
			219,361
Trading Companies and Distributors — 1.5%
Applied Industrial Technologies, Inc.		667	94,801
TOTAL COMMON STOCKS (Cost $5,786,875)			5,808,969
CONVERTIBLE PREFERRED STOCKS — 2.9%
Electronic Equipment, Instruments and Components — 2.9%
Coherent Corp., 6.00%, 7/1/23 (Cost $189,521)		1,041	180,045
PREFERRED STOCKS — 2.6%
Banks — 1.9%
F.N.B. Corp., 7.25%		1,100	26,609
PacWest Bancorp, 7.75%		2,826	41,853
Valley National Bancorp, 6.25%		2,536	53,712
			122,174
Financial Services — 0.7%
Compass Diversified Holdings, 7.875%		1,667	41,342
TOTAL PREFERRED STOCKS (Cost $179,280)			163,516
CONVERTIBLE BONDS — 0.1%
Building Products — 0.1%
DIRTT Environmental Solutions, 6.00%, 1/31/26 (Cost $12,747)	CAD	19,000	6,428
SHORT-TERM INVESTMENTS — 4.6%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class		355	355
State Street Navigator Securities Lending Government Money Market Portfolio(3)		41,925	41,925
			42,280
Repurchase Agreements — 3.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $65,702), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $63,396)			63,371
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	Shares/ Principal Amount	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $186,735), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $183,073)		$183,000
		246,371
TOTAL SHORT-TERM INVESTMENTS (Cost $288,651)		288,651
TOTAL INVESTMENT SECURITIES — 103.5% (Cost $6,457,074)		6,447,609
OTHER ASSETS AND LIABILITIES — (3.5)%		(216,707)
TOTAL NET ASSETS — 100.0%		$6,230,902

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,637	GBP	40,398	Bank of America N.A.	6/30/23	$(282)
USD	2,549	GBP	2,060	Bank of America N.A.	6/30/23	4
						$(278)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $41,022. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $41,925.

See Notes to Financial Statements.
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Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $6,415,149) — including $41,022 of securities on loan	$6,405,684
Investment made with cash collateral received for securities on loan, at value (cost of $41,925)	41,925
Total investment securities, at value (cost of $6,457,074)	6,447,609
Receivable for investments sold	25,498
Receivable for capital shares sold	10,050
Unrealized appreciation on forward foreign currency exchange contracts	4
Dividends and interest receivable	12,049
Securities lending receivable	349
6,495,559

Liabilities
Payable for collateral received for securities on loan	41,925
Payable for investments purchased	216,765
Payable for capital shares redeemed	2,810
Unrealized depreciation on forward foreign currency exchange contracts	282
Accrued management fees	2,816
Distribution and service fees payable	59
264,657

Net Assets	$6,230,902

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,308,634
Distributable earnings (loss)	(77,732)
$6,230,902

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$2,603,654	282,903	$9.20
I Class, $0.01 Par Value	$3,419,841	371,479	$9.21
A Class, $0.01 Par Value	$23,603	2,565	$9.20
R Class, $0.01 Par Value	$123,732	13,445	$9.20
R6 Class, $0.01 Par Value	$36,155	3,927	$9.21
G Class, $0.01 Par Value	$23,917	2,597	$9.21
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.76 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A.

See Notes to Financial Statements.
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Statement of Operations

PERIOD ENDED MARCH 31, 2023(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $130)	$62,690
Interest	3,858
Securities lending, net	425
66,973

Expenses:
Management fees	19,845
Distribution and service fees:
A Class	59
R Class	291
Directors' fees and expenses	53
Other expenses	154
20,402
Fees waived - G Class	(175)
20,227

Net investment income (loss)	46,746

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(63,167)
Forward foreign currency exchange contract transactions	1,093
Foreign currency translation transactions	(198)
(62,272)

Change in net unrealized appreciation (depreciation) on:
Investments	(9,465)
Forward foreign currency exchange contracts	(278)
Translation of assets and liabilities in foreign currencies	(3)
(9,746)

Net realized and unrealized gain (loss)	(72,018)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,272)
(1)April 5, 2022 (fund inception) through March 31, 2023.

See Notes to Financial Statements.
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Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2023(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,746
Net realized gain (loss)	(62,272)
Change in net unrealized appreciation (depreciation)	(9,746)
Net increase (decrease) in net assets resulting from operations	(25,272)

Distributions to Shareholders
From earnings:
Investor Class	(47,865)
I Class	(730)
A Class	(588)
R Class	(1,361)
R6 Class	(1,030)
G Class	(886)
Decrease in net assets from distributions	(52,460)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,308,634

Net increase (decrease) in net assets	6,230,902

Net Assets
End of period	$6,230,902
(1)April 5, 2022 (fund inception) through March 31, 2023.

See Notes to Financial Statements.
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Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Dividend Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. All classes of the fund commenced sale on April 5, 2022, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

16

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$41,925	—	—	—	$41,925
Gross amount of recognized liabilities for securities lending transactions					$41,925
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 15% of the shares of the fund.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.09%	0.89%	1.09%	1.09%	0.74%	0.00%(1)
(1)Annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period April 5, 2022 (fund inception) through March 31, 2023 were $7,179,946 and $1,090,844, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended March 31, 2023(1)
	Shares	Amount
Investor Class/Shares Authorized	20,000,000
Sold	351,045	$3,386,267
Issued in reinvestment of distributions	5,220	47,546
Redeemed	(73,362)	(675,248)
	282,903	2,758,565
I Class/Shares Authorized	20,000,000
Sold	371,699	3,331,728
Issued in reinvestment of distributions	80	730
Redeemed	(300)	(2,760)
	371,479	3,329,698
A Class/Shares Authorized	20,000,000
Sold	2,500	25,000
Issued in reinvestment of distributions	65	588
	2,565	25,588
R Class/Shares Authorized	20,000,000
Sold	19,540	187,164
Issued in reinvestment of distributions	149	1,361
Redeemed	(6,244)	(58,335)
	13,445	130,190
R6 Class/Shares Authorized	20,000,000
Sold	3,935	38,710
Issued in reinvestment of distributions	113	1,030
Redeemed	(121)	(1,033)
	3,927	38,707
G Class/Shares Authorized	20,000,000
Sold	2,500	25,000
Issued in reinvestment of distributions	97	886
	2,597	25,886
Net increase (decrease)	676,916	$6,308,634
(1)April 5, 2022 (fund inception) through March 31, 2023.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,747,522	$61,447	—
Convertible Preferred Stocks	—	180,045	—
Preferred Stocks	163,516	—	—
Convertible Bonds	—	6,428	—
Short-Term Investments	42,280	246,371	—
	$5,953,318	$494,291	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$282	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,999.

The value of foreign currency risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $4 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $282 in unrealized depreciation on forward foreign currency exchange contracts. For the period April 5, 2022 (fund inception) through March 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,093 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(278) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

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9. Federal Tax Information

The tax character of distributions paid during the period April 5, 2022 (fund inception) through March 31, 2023 were as follows:

2023
Distributions Paid From
Ordinary income	$52,460
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,519,857
Gross tax appreciation of investments	$181,449
Gross tax depreciation of investments	(253,697)
Net tax appreciation (depreciation) of investments	(72,248)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3)
Net tax appreciation (depreciation)	$(72,251)
Undistributed ordinary income	—
Post-October capital loss deferral	$(5,481)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023(3)	$10.00	0.23	(0.78)	(0.55)	(0.20)	(0.05)	(0.25)	$9.20	(5.40)%	1.10%(4)	1.10%(4)	2.52%(4)	2.52%(4)	54%	$2,604
I Class
2023(3)	$10.00	0.46	(0.98)	(0.52)	(0.22)	(0.05)	(0.27)	$9.21	(5.22)%	0.90%(4)	0.90%(4)	2.72%(4)	2.72%(4)	54%	$3,420
A Class
2023(3)	$10.00	0.19	(0.76)	(0.57)	(0.18)	(0.05)	(0.23)	$9.20	(5.62)%	1.35%(4)	1.35%(4)	2.27%(4)	2.27%(4)	54%	$24
R Class
2023(3)	$10.00	0.20	(0.79)	(0.59)	(0.16)	(0.05)	(0.21)	$9.20	(5.85)%	1.60%(4)	1.60%(4)	2.02%(4)	2.02%(4)	54%	$124
R6 Class
2023(3)	$10.00	0.25	(0.76)	(0.51)	(0.23)	(0.05)	(0.28)	$9.21	(5.08)%	0.75%(4)	0.75%(4)	2.87%(4)	2.87%(4)	54%	$36
G Class
2023(3)	$10.00	0.31	(0.75)	(0.44)	(0.30)	(0.05)	(0.35)	$9.21	(4.31)%	0.01%(4)	0.75%(4)	3.61%(4)	2.87%(4)	54%	$24

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 5, 2022 (fund inception) through March 31, 2023.
(4)Annualized.
* The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of the fund in relation to income earned and/or fluctuations in the fair value of the fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Dividend Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations, statement of changes in net assets, and financial highlights for the period from April 5, 2022 (fund inception) through March 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Dividend Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 5, 2022 (fund inception) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $52,460, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,116 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97903 2305

Annual Report

March 31, 2023

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-8.04%	7.85%	9.49%	—	7/31/98
Russell 2000 Value Index	—	-12.96%	4.54%	7.21%	—	—
I Class	ACVIX	-7.86%	8.08%	9.70%	—	10/26/98
Y Class	ASVYX	-7.72%	8.23%	—	8.13%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		-8.30%	7.59%	9.21%	—
With sales charge		-13.57%	6.32%	8.57%	—
C Class	ASVNX	-8.99%	6.78%	8.40%	—	3/1/10
R Class	ASVRX	-8.44%	7.34%	8.94%	—	3/1/10
R5 Class	ASVGX	-7.85%	8.07%	—	7.98%	4/10/17
R6 Class	ASVDX	-7.73%	8.24%	—	9.13%	7/26/13
G Class	ASVHX	-7.04%	—	—	11.68%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $24,754

Russell 2000 Value Index — $20,076

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.09%	0.89%	0.74%	1.34%	2.09%	1.59%	0.89%	0.74%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Value returned -8.04%* for the 12-month period ended March 31, 2023. The fund’s benchmark, the Russell 2000 Value Index, returned -12.96% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Performance versus the benchmark was helped primarily by strong security selection in the industrials sector. Favorable choices in the consumer discretionary sector and positive allocation decisions in the health care sector also contributed to relative results. On the other hand, positioning in the energy sector and an underweight in utilities hurt performance.

Industrials, Consumer Discretionary and Health Care Contributed

Favorable stock selection was the primary contributor to the fund’s outperformance. In the industrials sector, selections in the machinery industry were a primary driver. A position in The Timken Co., which is not in the index, was the leading contributor. In the trading companies and distributors industry, shares of GMS and Beacon Roofing Supply were the leaders, while in the building products industry, Tecnoglass, which is not in the index, contributed most. This manufacturer of architectural and residential glass benefited from production efficiencies and gains in market share.

In the consumer discretionary sector, our selections, including several not in the index, were beneficial. In textiles, apparel and luxury goods, Tapestry, a luxury goods maker, was the leading contributor, while in the household durables industry, shares of Skyline Champion, a maker of modular homes, contributed most. In the specialty retail industry, Penske Automotive Group led. In leisure products, Brunswick, a maker of boats and outboard motors, enjoyed strong recurring revenues and cash flows, and we believe is well positioned for future growth.

In the health care sector, performance benefited from a lack of exposure to the biotechnology industry, which generally continues to lack profitability. In the health care providers and services industry, the fund’s lack of exposure to Tenet Healthcare and Owens & Minor, among others, contributed positively.

Energy, Utilities and Information Technology Detracted

In the energy sector, a large underweight was detrimental, especially in the oil, gas and consumable fuels industry. A position in Enviva, which is not in the index, also detracted. The company is not a traditional energy producer but is a provider of biomass fuels to the electric utility and industrial power markets. These shares performed poorly on weak quarterly results and a capital raise that diluted existing shareholders.

In the utilities sector, an underweight position weighed on relative returns. In addition, in the gas utilities industry, a lack of exposure to a number of companies was the primary detractor. In the information technology sector, stock selection was the primary hindrance. Software company Avaya Holdings was a leading detractor, and we exited this position.

*    All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Short-Term Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	20.3%
Electronic Equipment, Instruments and Components	6.4%
Diversified REITs	5.7%
Machinery	4.5%
Commercial Services and Supplies	4.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,131.30	$5.85	1.10%
I Class	$1,000	$1,133.20	$4.79	0.90%
Y Class	$1,000	$1,132.50	$3.99	0.75%
A Class	$1,000	$1,129.40	$7.17	1.35%
C Class	$1,000	$1,126.40	$11.13	2.10%
R Class	$1,000	$1,128.60	$8.49	1.60%
R5 Class	$1,000	$1,133.00	$4.79	0.90%
R6 Class	$1,000	$1,132.70	$3.99	0.75%
G Class	$1,000	$1,137.60	$0.11	0.02%
Hypothetical
Investor Class	$1,000	$1,019.45	$5.54	1.10%
I Class	$1,000	$1,020.44	$4.53	0.90%
Y Class	$1,000	$1,021.19	$3.78	0.75%
A Class	$1,000	$1,018.20	$6.79	1.35%
C Class	$1,000	$1,014.46	$10.55	2.10%
R Class	$1,000	$1,016.95	$8.05	1.60%
R5 Class	$1,000	$1,020.44	$4.53	0.90%
R6 Class	$1,000	$1,021.19	$3.78	0.75%
G Class	$1,000	$1,024.83	$0.10	0.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 0.3%
Leonardo DRS, Inc.(1)	1,125,000	$14,591,250
Banks — 20.3%
Ameris Bancorp	1,440,000	52,675,200
BankUnited, Inc.	1,705,000	38,498,900
Comerica, Inc.	315,000	13,677,300
ConnectOne Bancorp, Inc.	1,120,000	19,801,600
CVB Financial Corp.	1,415,000	23,602,200
F.N.B. Corp.	8,720,000	101,152,000
First BanCorp	7,965,000	90,960,300
First Interstate BancSystem, Inc., Class A	1,510,000	45,088,600
First Merchants Corp.	715,000	23,559,250
First Mid Bancshares, Inc.	290,000	7,893,800
Home BancShares, Inc.	4,310,000	93,570,100
Independent Bank Group, Inc.	762,400	35,337,240
Old National Bancorp	8,185,000	118,027,700
Origin Bancorp, Inc.	775,000	24,916,250
Pacific Premier Bancorp, Inc.	2,410,000	57,888,200
PacWest Bancorp	665,000	6,470,450
Premier Financial Corp.	735,000	15,236,550
QCR Holdings, Inc.	410,000	18,003,100
SouthState Corp.	1,470,000	104,752,200
Towne Bank	830,000	22,119,500
UMB Financial Corp.	1,120,000	64,646,400
Valley National Bancorp	8,315,000	76,830,600
Veritex Holdings, Inc.	1,775,000	32,411,500
		1,087,118,940
Building Products — 1.3%
DIRTT Environmental Solutions(1)	3,909,691	2,083,865
Hayward Holdings, Inc.(1)	2,361,323	27,674,706
Tecnoglass, Inc.	992,719	41,654,489
		71,413,060
Capital Markets — 1.3%
Donnelley Financial Solutions, Inc.(1)	1,280,000	52,300,800
Patria Investments Ltd., Class A	1,198,946	17,744,401
		70,045,201
Chemicals — 1.4%
Element Solutions, Inc.	945,000	18,247,950
Minerals Technologies, Inc.	895,000	54,075,900
		72,323,850
Commercial Services and Supplies — 4.3%
Brink's Co.	1,645,000	109,886,000
CECO Environmental Corp.(1)	606,953	8,491,272
Deluxe Corp.(2)	2,286,583	36,585,328
KAR Auction Services, Inc.(1)	2,930,000	40,082,400
Loomis AB	1,005,000	34,432,002
		229,477,002
9

	Shares	Value
Construction and Engineering — 0.5%
Dycom Industries, Inc.(1)	295,000	$27,626,750
Containers and Packaging — 3.2%
Graphic Packaging Holding Co.	5,270,000	134,332,300
Pactiv Evergreen, Inc.	4,408,326	35,266,608
		169,598,908
Diversified REITs — 5.7%
CareTrust REIT, Inc.	1,350,000	26,433,000
Easterly Government Properties, Inc.	1,235,000	16,968,900
Four Corners Property Trust, Inc.	1,810,000	48,616,600
Getty Realty Corp.	145,644	5,247,553
Highwoods Properties, Inc.	1,460,000	33,857,400
Kite Realty Group Trust	2,190,000	45,814,800
National Health Investors, Inc.	500,000	25,790,000
NETSTREIT Corp.(3)	905,000	16,543,400
Physicians Realty Trust	2,700,000	40,311,000
Summit Hotel Properties, Inc.	2,665,000	18,655,000
UMH Properties, Inc.	1,700,000	25,143,000
		303,380,653
Electric Utilities — 0.5%
ALLETE, Inc.	405,000	26,069,850
Electronic Equipment, Instruments and Components — 6.4%
Advanced Energy Industries, Inc.	80,000	7,840,000
Avnet, Inc.	2,165,000	97,858,000
Belden, Inc.	300,000	26,031,000
Coherent Corp.(1)	3,820,000	145,465,600
Vontier Corp.	2,415,000	66,026,100
		343,220,700
Energy Equipment and Services — 1.6%
ChampionX Corp.	3,220,000	87,358,600
Financial Services — 3.2%
A-Mark Precious Metals, Inc.(2)	1,345,000	46,604,250
Compass Diversified Holdings(2)(3)	4,650,000	88,722,000
Enact Holdings, Inc.(3)	425,000	9,715,500
Provident Financial Services, Inc.	1,270,000	24,358,600
		169,400,350
Gas Utilities — 1.1%
Northwest Natural Holding Co.	225,000	10,701,000
Southwest Gas Holdings, Inc.	740,000	46,213,000
		56,914,000
Health Care Equipment and Supplies — 1.9%
Embecta Corp.	1,210,000	34,025,200
Enovis Corp.(1)	820,000	43,861,800
Envista Holdings Corp.(1)	470,000	19,213,600
Zimvie, Inc.(1)	743,374	5,374,594
		102,475,194
Health Care Providers and Services — 0.7%
AMN Healthcare Services, Inc.(1)	90,000	7,466,400
Patterson Cos., Inc.	1,195,000	31,990,150
		39,456,550
Hotels, Restaurants and Leisure — 3.6%
Accel Entertainment, Inc.(1)	3,995,000	36,394,450
10

	Shares	Value
Boyd Gaming Corp.	525,000	$33,663,000
Dave & Buster's Entertainment, Inc.(1)	1,670,000	61,439,300
Everi Holdings, Inc.(1)	1,275,000	21,866,250
Penn Entertainment, Inc.(1)	985,000	29,215,100
Red Robin Gourmet Burgers, Inc.(1)(3)	755,000	10,811,600
		193,389,700
Household Durables — 3.6%
Cavco Industries, Inc.(1)	65,000	20,653,100
Mohawk Industries, Inc.(1)	190,000	19,041,800
Skyline Champion Corp.(1)	1,850,000	139,175,500
Vizio Holding Corp., Class A(1)	1,705,000	15,651,900
		194,522,300
Household Products — 2.1%
Spectrum Brands Holdings, Inc.	1,690,000	111,911,800
Insurance — 2.3%
Axis Capital Holdings Ltd.	1,695,000	92,411,400
Selective Insurance Group, Inc.	325,000	30,982,250
		123,393,650
IT Services — 3.5%
Euronet Worldwide, Inc.(1)	530,000	59,307,000
EVERTEC, Inc.(2)	3,300,000	111,375,000
IBEX Holdings Ltd.(1)	730,000	17,812,000
		188,494,000
Leisure Products — 3.4%
Brunswick Corp.	1,380,000	113,160,000
Malibu Boats, Inc., Class A(1)	995,000	56,167,750
Solo Brands, Inc., Class A(1)	1,793,632	12,878,278
		182,206,028
Machinery — 4.5%
Esab Corp.	315,000	18,607,050
Gates Industrial Corp. PLC(1)	4,735,000	65,769,150
Hillman Solutions Corp.(1)	6,055,386	50,986,350
Luxfer Holdings PLC	750,000	12,675,000
Timken Co.	1,120,000	91,526,400
		239,563,950
Media — 2.0%
Cable One, Inc.	80,000	56,160,000
Entravision Communications Corp., Class A(2)	7,736,758	46,807,386
Townsquare Media, Inc., Class A	714,089	5,712,712
		108,680,098
Oil, Gas and Consumable Fuels — 1.7%
Earthstone Energy, Inc., Class A(1)	1,650,000	21,466,500
Enviva, Inc.(3)	1,260,000	36,388,800
Magnolia Oil & Gas Corp., Class A	1,475,000	32,273,000
		90,128,300
Personal Care Products — 1.9%
Edgewell Personal Care Co.	2,370,000	100,535,400
Professional Services — 1.9%
Barrett Business Services, Inc.	306,578	27,175,074
Korn Ferry	1,438,590	74,432,646
		101,607,720
11

	Shares	Value
Semiconductors and Semiconductor Equipment — 3.0%
Cohu, Inc.(1)	840,000	$32,247,600
Kulicke & Soffa Industries, Inc.	1,800,000	94,842,000
MKS Instruments, Inc.	365,000	32,346,300
		159,435,900
Software — 2.8%
Digital Turbine, Inc.(1)	2,015,000	24,905,400
Teradata Corp.(1)	3,030,000	122,048,400
		146,953,800
Specialty Retail — 2.6%
MarineMax, Inc.(1)(2)	1,725,000	49,593,750
OneWater Marine, Inc., Class A(1)(2)(3)	1,440,000	40,276,800
Penske Automotive Group, Inc.	345,000	48,924,450
		138,795,000
Textiles, Apparel and Luxury Goods — 2.4%
Capri Holdings Ltd.(1)	1,075,000	50,525,000
Tapestry, Inc.	1,770,000	76,304,700
		126,829,700
Trading Companies and Distributors — 4.1%
Beacon Roofing Supply, Inc.(1)	1,905,000	112,109,250
DXP Enterprises, Inc.(1)	880,481	23,702,549
GMS, Inc.(1)	1,369,060	79,254,883
Karat Packaging, Inc.	373,624	4,980,408
		220,047,090
TOTAL COMMON STOCKS (Cost $4,899,477,729)		5,296,965,294
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,571	7,571
State Street Navigator Securities Lending Government Money Market Portfolio(4)	9,329,755	9,329,755
		9,337,326
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $9,476,608), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $9,144,049)		9,140,492
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $26,967,829), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $26,449,598)		26,439,000
		35,579,492
TOTAL SHORT-TERM INVESTMENTS (Cost $44,916,818)		44,916,818
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,944,394,547)		5,341,882,112
OTHER ASSETS AND LIABILITIES†		2,060,453
TOTAL NET ASSETS — 100.0%		$5,343,942,565

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,925,574	SEK	298,768,200	UBS AG	6/30/23	$10,400

12

NOTES TO SCHEDULE OF INVESTMENTS
SEK	–	Swedish Krona
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,326,098. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,559,955, which includes securities collateral of $230,200.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $4,529,345,073) — including $6,682,670 of securities on loan	$4,912,587,843
Investment securities - affiliated, at value (cost of $405,719,719) — including $2,643,428 of securities on loan	419,964,514
Investment made with cash collateral received for securities on loan, at value (cost of $9,329,755)	9,329,755
Total investment securities, at value (cost of $4,944,394,547)	5,341,882,112
Receivable for investments sold	15,455,106
Receivable for capital shares sold	9,230,547
Unrealized appreciation on forward foreign currency exchange contracts	10,400
Dividends and interest receivable	6,003,810
Securities lending receivable	3,066
5,372,585,041

Liabilities
Payable for collateral received for securities on loan	9,329,755
Payable for investments purchased	12,538,746
Payable for capital shares redeemed	3,004,784
Accrued management fees	3,728,846
Distribution and service fees payable	40,345
28,642,476

Net Assets	$5,343,942,565

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,096,594,895
Distributable earnings (loss)	247,347,670
$5,343,942,565

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$869,441,100	94,096,339	$9.24
I Class, $0.01 Par Value	$1,982,751,687	211,880,326	$9.36
Y Class, $0.01 Par Value	$67,230,818	7,171,805	$9.37
A Class, $0.01 Par Value	$89,314,940	9,811,819	$9.10
C Class, $0.01 Par Value	$21,276,982	2,542,406	$8.37
R Class, $0.01 Par Value	$7,017,156	778,321	$9.02
R5 Class, $0.01 Par Value	$14,369,314	1,533,910	$9.37
R6 Class, $0.01 Par Value	$1,992,368,365	212,856,716	$9.36
G Class, $0.01 Par Value	$300,172,203	31,983,749	$9.39
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.66 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Dividends (including $16,325,662 from affiliates and net of foreign taxes withheld of $591,118)	$99,326,017
Interest	1,871,176
Securities lending, net	214,852
101,412,045

Expenses:
Management fees	47,691,771
Distribution and service fees:
A Class	243,825
C Class	230,226
R Class	35,163
Directors' fees and expenses	171,519
Other expenses	287,914
48,660,418
Fees waived - G Class	(2,274,905)
46,385,513

Net investment income (loss)	55,026,532

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(111,332,616) from affiliates)	(59,577,699)
Forward foreign currency exchange contract transactions	3,955,513
Foreign currency translation transactions	(657)
(55,622,843)

Change in net unrealized appreciation (depreciation) on:
Investments (including $(17,374,845) from affiliates)	(479,472,715)
Forward foreign currency exchange contracts	220,766
Translation of assets and liabilities in foreign currencies	147
(479,251,802)

Net realized and unrealized gain (loss)	(534,874,645)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(479,848,113)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$55,026,532	$35,057,458
Net realized gain (loss)	(55,622,843)	427,967,295
Change in net unrealized appreciation (depreciation)	(479,251,802)	(263,795,043)
Net increase (decrease) in net assets resulting from operations	(479,848,113)	199,229,710

Distributions to Shareholders
From earnings:
Investor Class	(29,896,742)	(85,394,553)
I Class	(70,126,881)	(200,774,759)
Y Class	(2,671,405)	(6,566,926)
A Class	(2,894,436)	(8,624,080)
C Class	(640,169)	(1,964,123)
R Class	(207,698)	(504,032)
R5 Class	(499,693)	(1,031,885)
R6 Class	(70,027,970)	(116,741,559)
G Class	(12,849,969)	(33,912,858)
Decrease in net assets from distributions	(189,814,963)	(455,514,775)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(176,532,473)	1,943,415,925

Net increase (decrease) in net assets	(846,195,549)	1,687,130,860

Net Assets
Beginning of period	6,190,138,114	4,503,007,254
End of period	$5,343,942,565	$6,190,138,114

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$9,329,755	—	—	—	$9,329,755
Gross amount of recognized liabilities for securities lending transactions					$9,329,755
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

19

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.08%
I Class	0.80% to 1.05%	0.88%
Y Class	0.65% to 0.90%	0.73%
A Class	1.00% to 1.25%	1.08%
C Class	1.00% to 1.25%	1.08%
R Class	1.00% to 1.25%	1.08%
R5 Class	0.80% to 1.05%	0.88%
R6 Class	0.65% to 0.90%	0.73%
G Class	0.65% to 0.90%	0.00%(1)
(1)Effective annual management fee before waiver was 0.73%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $2,442,320,845 and $2,688,831,280, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	14,251,588	$137,881,169	47,898,248	$535,098,036
Issued in reinvestment of distributions	3,212,283	29,038,526	7,868,332	83,518,740
Redeemed	(29,908,807)	(285,710,982)	(38,471,805)	(427,162,341)
	(12,444,936)	(118,791,287)	17,294,775	191,454,435
I Class/Shares Authorized	1,555,000,000		1,500,000,000
Sold	51,322,647	499,388,644	155,758,028	1,745,410,740
Issued in reinvestment of distributions	6,754,334	61,867,774	16,588,074	178,302,193
Redeemed	(101,851,127)	(1,000,065,274)	(105,364,131)	(1,175,678,794)
	(43,774,146)	(438,808,856)	66,981,971	748,034,139
Y Class/Shares Authorized	60,000,000		60,000,000
Sold	1,590,739	15,556,177	6,199,280	68,661,686
Issued in reinvestment of distributions	162,372	1,489,213	434,498	4,680,071
Redeemed	(4,686,713)	(44,958,358)	(2,671,253)	(29,656,559)
	(2,933,602)	(27,912,968)	3,962,525	43,685,198
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,898,157	17,855,235	4,942,951	54,328,984
Issued in reinvestment of distributions	297,099	2,646,312	774,979	8,107,973
Redeemed	(3,472,058)	(32,852,281)	(3,545,343)	(38,455,376)
	(1,276,802)	(12,350,734)	2,172,587	23,981,581
C Class/Shares Authorized	25,000,000		25,000,000
Sold	231,550	2,002,426	1,325,224	13,600,276
Issued in reinvestment of distributions	64,257	526,295	171,921	1,662,626
Redeemed	(530,913)	(4,567,703)	(279,450)	(2,797,652)
	(235,106)	(2,038,982)	1,217,695	12,465,250
R Class/Shares Authorized	20,000,000		20,000,000
Sold	205,984	1,925,307	414,495	4,529,516
Issued in reinvestment of distributions	23,535	207,698	48,597	504,032
Redeemed	(171,010)	(1,582,378)	(229,674)	(2,479,922)
	58,509	550,627	233,418	2,553,626
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	813,486	7,845,594	1,088,366	12,203,841
Issued in reinvestment of distributions	54,500	499,693	95,911	1,031,885
Redeemed	(724,082)	(7,080,246)	(702,177)	(7,852,962)
	143,904	1,265,041	482,100	5,382,764
R6 Class/Shares Authorized	1,750,000,000		900,000,000
Sold	75,168,927	733,702,437	105,191,783	1,180,480,567
Issued in reinvestment of distributions	7,423,893	68,007,755	10,500,337	112,884,267
Redeemed	(38,706,063)	(372,848,209)	(33,550,767)	(376,237,451)
	43,886,757	428,861,983	82,141,353	917,127,383
G Class/Shares Authorized	300,000,000		300,000,000
Sold	2,239,981	21,138,275	11,418,982	129,340,781
Issued in reinvestment of distributions	1,399,058	12,849,969	3,142,112	33,912,858
Redeemed	(4,173,625)	(41,295,541)	(15,077,068)	(164,522,090)
	(534,586)	(7,307,297)	(515,974)	(1,268,451)
Net increase (decrease)	(17,110,008)	$(176,532,473)	173,970,450	$1,943,415,925

21

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2023 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
A-Mark Precious Metals, Inc.	$34,179	$19,735	$5,598	$(1,712)	$46,604	1,345	$200	$1,763
Avaya Holdings Corp.(1)	62,279	532	113,431	50,620	—	—	(107,605)	—
Barrett Business Services, Inc.(2)	31,702	80	7,208	2,601	(2)	(2)	1,967	422
CECO Environmental Corp.(1)(2)	9,663	—	8,692	7,520	(2)	(2)	4,664	—
Charah Solutions, Inc.(1)	9,610	—	11,699	2,089	—	—	(10,563)	—
Compass Diversified Holdings(3)	116,958	2,667	11,328	(19,575)	88,722	4,650	(1,924)	4,695
Deluxe Corp.	69,178	1,576	3,353	(30,816)	36,585	2,287	(1,439)	2,726
Donnelley Financial Solutions, Inc. (1)(2)	59,853	4,680	12,782	550	(2)	(2)	13,988	—
DXP Enterprises, Inc.(1)(2)	31,921	4,797	13,294	279	(2)	(2)	1,813	—
Edgewell Personal Care Co.(2)	96,182	13,293	23,269	14,329	(2)	(2)	979	1,457
Entravision Communications Corp., Class A	50,343	—	809	(2,726)	46,808	7,737	(145)	967
EVERTEC, Inc.	121,279	39,397	35,106	(14,195)	111,375	3,300	(5,305)	615
Graham Corp.(1)	5,632	—	10,895	5,263	—	—	(3,605)	—
IBEX Holdings Ltd.(1)(2)	14,548	1,860	5,596	7,001	(2)	(2)	388	—
Malibu Boats, Inc., Class A(1)(2)	59,489	7,362	11,965	1,282	(2)	(2)	(2,189)	—
MarineMax, Inc. (1)	63,120	11,654	9,657	(15,523)	49,594	1,725	(2,064)	—
OneWater Marine, Inc., Class A(1)(3)	48,067	2,462	1,521	(8,731)	40,277	1,440	(489)	—
Red Robin Gourmet Burgers, Inc. (1)(2)(3)	25,852	—	15,328	288	(2)	(2)	(6,687)	—
Spectrum Brands Holdings, Inc.(2)	165,342	26,047	56,862	(22,615)	(2)	(2)	(13,968)	3,142
Tecnoglass, Inc.(2)	55,873	5,396	26,311	6,696	(2)	(2)	20,651	539
	$1,131,070	$141,538	$384,704	$(17,375)	$419,965	22,484	$(111,333)	$16,326
(1)Non-income producing.
(2)Company was not an affiliate at March 31, 2023.
(3)Security, or a portion thereof, is on loan.
22

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,262,533,292	$34,432,002	—
Short-Term Investments	9,337,326	35,579,492	—
	$5,271,870,618	$70,011,494	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,400	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $40,883,684.

The value of foreign currency risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $10,400 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,955,513 in net realized gain (loss) on forward foreign currency exchange contract transactions and $220,766 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

23

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$78,893,563	$300,112,544
Long-term capital gains	$110,921,400	$155,402,231

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,075,594,060
Gross tax appreciation of investments	$729,231,670
Gross tax depreciation of investments	(462,943,618)
Net tax appreciation (depreciation) of investments	266,288,052
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	148
Net tax appreciation (depreciation)	$266,288,200
Undistributed ordinary income	$1,949,970
Accumulated short-term capital losses	$(20,890,500)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.40	0.07	(0.92)	(0.85)	(0.06)	(0.25)	(0.31)	$9.24	(8.04)%	1.09%	1.09%	0.74%	0.74%	44%	$869,441
2022	$10.74	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$10.40	4.45%	1.09%	1.09%	0.35%	0.35%	43%	$1,107,942
2021	$5.20	0.03	5.55	5.58	(0.04)	—	(0.04)	$10.74	107.63%	1.19%	1.19%	0.46%	0.46%	72%	$958,579
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	1.25%	0.71%	0.71%	71%	$439,030
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	1.25%	0.68%	0.68%	90%	$594,650
I Class
2023	$10.53	0.09	(0.93)	(0.84)	(0.08)	(0.25)	(0.33)	$9.36	(7.86)%	0.89%	0.89%	0.94%	0.94%	44%	$1,982,752
2022	$10.86	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.53	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$2,691,383
2021	$5.26	0.05	5.61	5.66	(0.06)	—	(0.06)	$10.86	108.04%	0.99%	0.99%	0.66%	0.66%	72%	$2,049,527
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	1.05%	0.91%	0.91%	71%	$407,147
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	1.05%	0.88%	0.88%	90%	$352,298

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$10.54	0.10	(0.92)	(0.82)	(0.10)	(0.25)	(0.35)	$9.37	(7.72)%	0.74%	0.74%	1.09%	1.09%	44%	$67,231
2022	$10.88	0.08	0.45	0.53	(0.10)	(0.77)	(0.87)	$10.54	4.75%	0.74%	0.74%	0.70%	0.70%	43%	$106,557
2021	$5.27	0.06	5.62	5.68	(0.07)	—	(0.07)	$10.88	108.41%	0.84%	0.84%	0.81%	0.81%	72%	$66,827
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	0.90%	1.06%	1.06%	71%	$24,079
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$3,320
A Class
2023	$10.25	0.05	(0.91)	(0.86)	(0.04)	(0.25)	(0.29)	$9.10	(8.30)%	1.34%	1.34%	0.49%	0.49%	44%	$89,315
2022	$10.60	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$10.25	4.20%	1.34%	1.34%	0.10%	0.10%	43%	$113,658
2021	$5.13	0.02	5.47	5.49	(0.02)	—	(0.02)	$10.60	107.16%	1.44%	1.44%	0.21%	0.21%	72%	$94,533
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	1.50%	0.46%	0.46%	71%	$48,260
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	1.50%	0.43%	0.43%	90%	$82,755
C Class
2023	$9.48	(0.02)	(0.84)	(0.86)	—(3)	(0.25)	(0.25)	$8.37	(8.99)%	2.09%	2.09%	(0.26)%	(0.26)%	44%	$21,277
2022	$9.90	(0.06)	0.42	0.36	(0.01)	(0.77)	(0.78)	$9.48	3.49%	2.09%	2.09%	(0.65)%	(0.65)%	43%	$26,317
2021	$4.82	(0.04)	5.12	5.08	—	—	—	$9.90	105.39%	2.19%	2.19%	(0.54)%	(0.54)%	72%	$15,448
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	2.25%	(0.29)%	(0.29)%	71%	$2,556
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	2.25%	(0.32)%	(0.32)%	90%	$2,536

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$10.16	0.02	(0.89)	(0.87)	(0.02)	(0.25)	(0.27)	$9.02	(8.44)%	1.59%	1.59%	0.24%	0.24%	44%	$7,017
2022	$10.53	(0.02)	0.44	0.42	(0.02)	(0.77)	(0.79)	$10.16	3.87%	1.59%	1.59%	(0.15)%	(0.15)%	43%	$7,314
2021	$5.10	—(3)	5.43	5.43	—(3)	—	—(3)	$10.53	106.61%	1.69%	1.69%	(0.04)%	(0.04)%	72%	$5,120
2020	$6.92	0.01	(1.68)	(1.67)	—(3)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	1.75%	0.21%	0.21%	71%	$2,299
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	1.75%	0.18%	0.18%	90%	$3,437
R5 Class
2023	$10.54	0.09	(0.93)	(0.84)	(0.08)	(0.25)	(0.33)	$9.37	(7.85)%	0.89%	0.89%	0.94%	0.94%	44%	$14,369
2022	$10.87	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.54	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$14,646
2021	$5.26	0.05	5.62	5.67	(0.06)	—	(0.06)	$10.87	108.23%	0.99%	0.99%	0.66%	0.66%	72%	$9,870
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	1.05%	0.91%	0.91%	71%	$3,373
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	1.05%	0.88%	0.88%	90%	$491
R6 Class
2023	$10.53	0.11	(0.93)	(0.82)	(0.10)	(0.25)	(0.35)	$9.36	(7.73)%	0.74%	0.74%	1.09%	1.09%	44%	$1,992,368
2022	$10.86	0.08	0.46	0.54	(0.10)	(0.77)	(0.87)	$10.53	4.86%	0.74%	0.74%	0.70%	0.70%	43%	$1,779,113
2021	$5.26	0.06	5.61	5.67	(0.07)	—	(0.07)	$10.86	108.42%	0.84%	0.84%	0.81%	0.81%	72%	$943,344
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	0.90%	1.06%	1.06%	71%	$290,444
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$316,502

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$10.55	0.18	(0.93)	(0.75)	(0.16)	(0.25)	(0.41)	$9.39	(7.04)%	0.01%	0.74%	1.82%	1.09%	44%	$300,172
2022	$10.89	0.16	0.45	0.61	(0.18)	(0.77)	(0.95)	$10.55	5.62%	0.00%(4)	0.74%	1.44%	0.70%	43%	$343,209
2021	$5.29	0.12	5.63	5.75	(0.15)	—	(0.15)	$10.89	110.06%	0.00%(4)	0.84%	1.65%	0.81%	72%	$359,758
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%(4)	0.90%	1.96%	1.06%	71%	$139,749

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $50,030,901, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $110,921,400, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

The fund hereby designates $28,862,662 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 2305

Annual Report

March 31, 2023

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-2.23%	8.32%	9.12%	—	9/1/93
Russell 1000 Value Index	—	-5.91%	7.49%	9.12%	—	—
S&P 500 Index	—	-7.73%	11.18%	12.23%	—	—
I Class	AVLIX	-2.03%	8.52%	9.33%	—	7/31/97
Y Class	AVUYX	-1.89%	8.68%	—	7.91%	4/10/17
A Class	TWADX					10/2/96
No sales charge		-2.58%	8.02%	8.85%	—
With sales charge		-8.18%	6.74%	8.20%	—
C Class	ACLCX	-3.28%	7.22%	8.02%	—	6/4/01
R Class	AVURX	-2.72%	7.76%	8.58%	—	7/29/05
R5 Class	AVUGX	-2.01%	8.53%	—	7.76%	4/10/17
R6 Class	AVUDX	-1.89%	8.68%	—	8.76%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $23,934

Russell 1000 Value Index — $23,952

S&P 500 Index — $31,736

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Michael Liss, David Byrns, Philip Sundell, Kevin Toney and Brian Woglom

Phil Davidson stepped down as a portfolio manager of Value on December 31, 2022, and retired from American Century on March 31, 2023.

Performance Summary

Value returned -2.23%* for the fiscal year ended March 31, 2023, compared with the -5.91% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Value’s outperformance relative to the benchmark was led by stock selections and overweight allocations in both the industrials and consumer staples sectors. Stock selection in the information technology sector was a top detractor, while stock decisions and an overweight allocation in financials dampened performance.

Industrials and Consumer Staples Contributed

Our choice of investments in the industrials sector buoyed performance. General Electric was a notable contributor, driven by solid financial results, a positive outlook and the completion of its long-awaited health care spin-off.

Several of our consumer staples positions across a variety of industries outperformed during the period. Amid banking industry concerns and macroeconomic uncertainty, investors favored these relatively defensive stocks. Conagra Brands, U.K.-based Unilever and Netherlands-based Koninklijke Ahold Delhaize were among the portfolio’s top individual contributors.

Cardinal Health was a top individual performer. Shares of this health care company outperformed following involvement by an activist investor. The company also provided three-year guidance on its medical segment, which has been an underperformer, and announced an increase in its share buyback authorization.

Information Technology and Financials Detracted

Information technology weighed on results. As banking industry fears mounted, the market rotated toward growth, including the information technology sector. The portfolio’s lack of exposure to several benchmark names in the sector detracted from relative performance.

Financials limited results. Amid the turmoil in the banking industry, several of our bank holdings, including U.S. Bancorp, underperformed and negatively impacted performance.

Elsewhere, Medtronic detracted from performance. Shares of this medical device company underperformed, due in part to disappointing results for its renal denervation trial. In our view, Medtronic offers a strong balance sheet and a history of solid product launches. It is a market leader in most medical device end markets in which it competes and offers industry-leading returns on capital.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Short-Term Investments	2.4%
Other Assets and Liabilities	(0.7)%

Top Five Industries	% of net assets
Banks	10.5%
Pharmaceuticals	9.3%
Oil, Gas and Consumable Fuels	7.6%
Health Care Equipment and Supplies	5.3%
Capital Markets	4.7%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,157.10	$5.38	1.00%
I Class	$1,000	$1,157.80	$4.30	0.80%
Y Class	$1,000	$1,158.60	$3.50	0.65%
A Class	$1,000	$1,154.50	$6.71	1.25%
C Class	$1,000	$1,150.90	$10.73	2.00%
R Class	$1,000	$1,154.40	$8.06	1.50%
R5 Class	$1,000	$1,158.00	$4.30	0.80%
R6 Class	$1,000	$1,158.60	$3.50	0.65%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
I Class	$1,000	$1,020.94	$4.03	0.80%
Y Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%
R5 Class	$1,000	$1,020.94	$4.03	0.80%
R6 Class	$1,000	$1,021.69	$3.28	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 1.9%
L3Harris Technologies, Inc.	48,210	$9,460,730
Raytheon Technologies Corp.	268,330	26,277,557
Thales SA	27,370	4,046,565
		39,784,852
Automobile Components — 1.3%
BorgWarner, Inc.	312,752	15,359,251
Cie Generale des Etablissements Michelin SCA	414,200	12,661,377
		28,020,628
Automobiles — 0.8%
General Motors Co.	474,144	17,391,602
Banks — 10.5%
Bank of America Corp.	1,353,200	38,701,520
Comerica, Inc.	197,857	8,590,951
JPMorgan Chase & Co.	392,441	51,138,987
PNC Financial Services Group, Inc.	91,860	11,675,406
Prosperity Bancshares, Inc.	178,996	11,011,834
Truist Financial Corp.	681,745	23,247,504
U.S. Bancorp	1,290,265	46,514,053
Wells Fargo & Co.	871,828	32,588,931
		223,469,186
Broadline Retail — 1.1%
Dollar Tree, Inc.(1)	162,490	23,325,440
Capital Markets — 4.7%
Bank of New York Mellon Corp.	704,690	32,021,114
BlackRock, Inc.	16,360	10,946,803
Charles Schwab Corp.	238,060	12,469,583
Invesco Ltd.	990,996	16,252,334
Northern Trust Corp.	204,452	18,018,355
State Street Corp.	154,500	11,694,105
		101,402,294
Chemicals — 0.6%
Akzo Nobel NV	154,000	12,045,049
Communications Equipment — 3.7%
Cisco Systems, Inc.	1,169,164	61,118,048
F5, Inc.(1)	126,397	18,414,779
		79,532,827
Consumer Staples Distribution & Retail — 1.4%
Koninklijke Ahold Delhaize NV	875,865	29,924,022
Containers and Packaging — 0.7%
Packaging Corp. of America	107,820	14,968,651
Diversified REITs — 3.2%
Agree Realty Corp.	185,360	12,717,550
Equinix, Inc.	16,060	11,579,902
Healthpeak Properties, Inc.	757,660	16,645,790
Realty Income Corp.	196,230	12,425,284
9

	Shares	Value
Regency Centers Corp.	231,090	$14,138,086
		67,506,612
Diversified Telecommunication Services — 4.1%
AT&T, Inc.	1,983,276	38,178,064
Verizon Communications, Inc.	1,282,172	49,863,669
		88,041,733
Electric Utilities — 2.0%
Duke Energy Corp.	216,250	20,861,637
Edison International	294,700	20,802,873
		41,664,510
Electrical Equipment — 1.5%
Emerson Electric Co.	227,903	19,859,468
Signify NV	382,890	12,767,497
		32,626,965
Electronic Equipment, Instruments and Components — 0.3%
Anritsu Corp.	663,400	6,132,386
Energy Equipment and Services — 2.2%
Baker Hughes Co.	770,278	22,230,223
Halliburton Co.	314,818	9,960,841
Schlumberger NV	321,396	15,780,544
		47,971,608
Entertainment — 1.4%
Walt Disney Co.(1)	307,270	30,766,945
Financial Services — 4.4%
Berkshire Hathaway, Inc., Class A(1)	129	60,062,400
Berkshire Hathaway, Inc., Class B(1)	113,485	35,040,763
		95,103,163
Food Products — 3.6%
Conagra Brands, Inc.	677,738	25,455,839
Danone SA	311,670	19,393,231
JDE Peet's NV	405,568	11,785,909
Mondelez International, Inc., Class A	290,111	20,226,539
		76,861,518
Gas Utilities — 0.6%
Atmos Energy Corp.	109,174	12,266,791
Ground Transportation — 1.0%
Heartland Express, Inc.	1,336,609	21,278,815
Health Care Equipment and Supplies — 5.3%
GE HealthCare Technologies, Inc.(1)	104,566	8,577,549
Medtronic PLC	826,830	66,659,035
Zimmer Biomet Holdings, Inc.	291,217	37,625,236
		112,861,820
Health Care Providers and Services — 4.0%
Cardinal Health, Inc.	339,505	25,632,628
CVS Health Corp.	390,910	29,048,522
Laboratory Corp. of America Holdings	58,570	13,437,129
Universal Health Services, Inc., Class B	130,800	16,624,680
		84,742,959
Hotels, Restaurants and Leisure — 0.8%
Sodexo SA	172,020	16,801,288
Household Products — 1.8%
Colgate-Palmolive Co.	149,740	11,252,961
Henkel AG & Co. KGaA	165,970	12,073,774
10

	Shares	Value
Kimberly-Clark Corp.	119,060	$15,980,233
		39,306,968
Industrial Conglomerates — 2.4%
General Electric Co.	361,988	34,606,053
Siemens AG	102,950	16,678,301
		51,284,354
Insurance — 1.2%
Allstate Corp.	163,420	18,108,570
Reinsurance Group of America, Inc.	63,976	8,493,454
		26,602,024
Interactive Media and Services — 0.5%
Alphabet, Inc., Class A(1)	96,630	10,023,430
Leisure Products — 0.6%
Mattel, Inc.(1)	750,750	13,821,308
Machinery — 1.2%
IMI PLC	816,196	15,449,600
Oshkosh Corp.	116,830	9,717,919
		25,167,519
Media — 0.5%
Interpublic Group of Cos., Inc.	285,600	10,635,744
Metals and Mining — 0.8%
BHP Group Ltd.	526,315	16,638,885
Multi-Utilities — 0.5%
Engie SA	727,960	11,519,740
Oil, Gas and Consumable Fuels — 7.6%
Chevron Corp.	200,394	32,696,285
ConocoPhillips	163,803	16,250,896
Devon Energy Corp.	237,830	12,036,576
EQT Corp.	346,001	11,040,892
Exxon Mobil Corp.	499,250	54,747,755
Shell PLC	639,715	18,230,963
TotalEnergies SE(2)	302,984	17,865,049
		162,868,416
Paper and Forest Products — 0.7%
Mondi PLC	946,435	15,026,553
Passenger Airlines — 0.9%
Southwest Airlines Co.	592,880	19,292,315
Personal Care Products — 1.4%
Unilever PLC	573,880	29,707,375
Pharmaceuticals — 9.3%
Bristol-Myers Squibb Co.	372,560	25,822,134
Johnson & Johnson	429,732	66,608,460
Merck & Co., Inc.	204,492	21,755,904
Pfizer, Inc.	984,563	40,170,170
Roche Holding AG	72,900	20,830,625
Sanofi	114,600	12,431,661
Teva Pharmaceutical Industries Ltd., ADR(1)	1,224,207	10,834,232
		198,453,186
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	1,148,672	37,527,114
QUALCOMM, Inc.	139,064	17,741,785
		55,268,899
11

	Shares	Value
Software — 1.3%
Open Text Corp.(2)	164,950	$6,358,822
Oracle Corp. (New York)	219,779	20,421,865
		26,780,687
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	198,596	24,151,259
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	331,695	9,735,248
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	91,510	10,676,472
Tapestry, Inc.	339,302	14,627,309
		25,303,781
Trading Companies and Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	285,169	23,954,196
TOTAL COMMON STOCKS (Cost $1,582,283,979)		2,100,033,551
SHORT-TERM INVESTMENTS — 2.4%
Money Market Funds — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,329	3,329
State Street Navigator Securities Lending Government Money Market Portfolio(3)	16,986,255	16,986,255
		16,989,584
Repurchase Agreements — 1.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $9,224,970), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $8,901,241)		8,897,778
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $26,251,830), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $25,747,316)		25,737,000
		34,634,778
TOTAL SHORT-TERM INVESTMENTS (Cost $51,624,362)		51,624,362
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,633,908,341)		2,151,657,913
OTHER ASSETS AND LIABILITIES — (0.7)%		(14,073,809)
TOTAL NET ASSETS — 100.0%		$2,137,584,104

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,458,456	AUD	17,174,974	Bank of America N.A.	6/30/23	$(58,666)
USD	395,147	AUD	588,157	Bank of America N.A.	6/30/23	743
USD	15,574,235	CHF	14,125,286	Morgan Stanley	6/30/23	(8,705)
USD	161,210,448	EUR	149,227,481	JPMorgan Chase Bank N.A.	6/30/23	(1,418,454)
USD	35,984,866	GBP	29,287,181	Bank of America N.A.	6/30/23	(204,637)
USD	4,680,043	JPY	607,011,000	UBS AG	6/30/23	49,767
						$(1,639,952)

12

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $16,224,015. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $16,986,255.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $1,616,922,086) — including $16,224,015 of securities on loan	$2,134,671,658
Investment made with cash collateral received for securities on loan, at value (cost of $16,986,255)	16,986,255
Total investment securities, at value (cost of $1,633,908,341)	2,151,657,913
Receivable for investments sold	4,536,350
Receivable for capital shares sold	602,405
Unrealized appreciation on forward foreign currency exchange contracts	50,510
Dividends and interest receivable	5,431,492
Securities lending receivable	4,416
2,162,283,086

Liabilities
Payable for collateral received for securities on loan	16,986,255
Payable for investments purchased	3,185,642
Payable for capital shares redeemed	1,062,350
Unrealized depreciation on forward foreign currency exchange contracts	1,690,462
Accrued management fees	1,658,780
Distribution and service fees payable	115,493
24,698,982

Net Assets	$2,137,584,104

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,642,049,224
Distributable earnings (loss)	495,534,880
$2,137,584,104

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$1,193,571,084	153,677,262	$7.77
I Class, $0.01 Par Value	$454,801,703	58,389,554	$7.79
Y Class, $0.01 Par Value	$109,655,352	14,075,960	$7.79
A Class, $0.01 Par Value	$55,295,413	7,131,233	$7.75
C Class, $0.01 Par Value	$8,718,491	1,152,583	$7.56
R Class, $0.01 Par Value	$230,444,943	29,689,852	$7.76
R5 Class, $0.01 Par Value	$2,658,840	341,511	$7.79
R6 Class, $0.01 Par Value	$82,438,278	10,580,316	$7.79
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $8.22 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,127,680)	$63,453,357
Interest	1,410,664
Securities lending, net	105,641
64,969,662

Expenses:
Management fees	20,230,465
Distribution and service fees:
A Class	156,038
C Class	90,587
R Class	1,167,177
Directors' fees and expenses	67,489
Other expenses	416,810
22,128,566

Net investment income (loss)	42,841,096

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	143,386,959
Forward foreign currency exchange contract transactions	13,531,017
Foreign currency translation transactions	(223,665)
156,694,311

Change in net unrealized appreciation (depreciation) on:
Investments	(258,907,940)
Forward foreign currency exchange contracts	(1,414,039)
Translation of assets and liabilities in foreign currencies	(11,578)
(260,333,557)

Net realized and unrealized gain (loss)	(103,639,246)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,798,150)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$42,841,096	$37,592,317
Net realized gain (loss)	156,694,311	390,990,005
Change in net unrealized appreciation (depreciation)	(260,333,557)	(137,049,213)
Net increase (decrease) in net assets resulting from operations	(60,798,150)	291,533,109

Distributions to Shareholders
From earnings:
Investor Class	(163,229,349)	(161,082,877)
I Class	(61,548,378)	(67,705,351)
Y Class	(14,921,885)	(15,323,017)
A Class	(8,034,893)	(8,557,994)
C Class	(1,150,070)	(1,151,149)
R Class	(29,966,055)	(29,698,860)
R5 Class	(350,956)	(318,549)
R6 Class	(11,600,026)	(12,133,497)
Decrease in net assets from distributions	(290,801,612)	(295,971,294)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	87,088,979	(203,075,147)

Net increase (decrease) in net assets	(264,510,783)	(207,513,332)

Net Assets
Beginning of period	2,402,094,887	2,609,608,219
End of period	$2,137,584,104	$2,402,094,887

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$16,986,255	—	—	—	$16,986,255
Gross amount of recognized liabilities for securities lending transactions					$16,986,255
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	1.00%
I Class	0.65% to 0.80%	0.80%
Y Class	0.50% to 0.65%	0.65%
A Class	0.85% to 1.00%	1.00%
C Class	0.85% to 1.00%	1.00%
R Class	0.85% to 1.00%	1.00%
R5 Class	0.65% to 0.80%	0.80%
R6 Class	0.50% to 0.65%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $623,789 and $1,253,147, respectively. The effect of interfund transactions on the Statement of Operations was $(114,996) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $907,215,504 and $1,043,847,824, respectively.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,350,000,000		1,350,000,000
Sold	10,745,631	$91,169,369	13,559,184	$128,574,461
Issued in reinvestment of distributions	20,174,667	156,844,553	17,680,147	155,206,819
Redeemed	(20,195,051)	(167,915,882)	(54,760,353)	(529,042,949)
	10,725,247	80,098,040	(23,521,022)	(245,261,669)
I Class/Shares Authorized	600,000,000		400,000,000
Sold	6,120,526	50,880,844	4,660,313	44,504,194
Issued in reinvestment of distributions	7,829,154	61,050,338	7,604,075	67,010,969
Redeemed	(12,231,446)	(104,231,464)	(12,251,204)	(115,844,231)
	1,718,234	7,699,718	13,184	(4,329,068)
Y Class/Shares Authorized	130,000,000		130,000,000
Sold	3,273,398	26,648,390	6,719,308	63,586,908
Issued in reinvestment of distributions	1,712,806	13,357,592	1,521,680	13,435,978
Redeemed	(4,927,994)	(40,656,012)	(7,138,696)	(69,231,624)
	58,210	(650,030)	1,102,292	7,791,262
A Class/Shares Authorized	60,000,000		60,000,000
Sold	987,536	8,288,338	1,631,731	15,351,982
Issued in reinvestment of distributions	948,819	7,357,420	880,127	7,709,724
Redeemed	(2,445,657)	(20,410,746)	(2,031,837)	(19,138,683)
	(509,302)	(4,764,988)	480,021	3,923,023
C Class/Shares Authorized	20,000,000		20,000,000
Sold	201,859	1,680,412	254,435	2,393,777
Issued in reinvestment of distributions	149,033	1,127,402	132,544	1,133,934
Redeemed	(302,952)	(2,491,424)	(291,412)	(2,706,195)
	47,940	316,390	95,567	821,516
R Class/Shares Authorized	325,000,000		175,000,000
Sold	1,057,020	8,832,488	1,486,468	14,108,754
Issued in reinvestment of distributions	3,861,761	29,966,055	3,389,739	29,698,860
Redeemed	(3,025,877)	(25,568,330)	(2,539,300)	(24,001,845)
	1,892,904	13,230,213	2,336,907	19,805,769
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	32,262	268,580	32,133	310,289
Issued in reinvestment of distributions	45,080	350,956	36,178	318,549
Redeemed	(21,048)	(177,366)	(27,469)	(263,806)
	56,294	442,170	40,842	365,032
R6 Class/Shares Authorized	120,000,000		125,000,000
Sold	2,922,287	24,312,297	3,922,544	36,833,008
Issued in reinvestment of distributions	1,462,449	11,408,553	1,366,401	12,049,360
Redeemed	(5,455,685)	(45,003,384)	(3,671,920)	(35,073,380)
	(1,070,949)	(9,282,534)	1,617,025	13,808,988
Net increase (decrease)	12,918,578	$87,088,979	(17,835,184)	$(203,075,147)

21

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$35,738,287	$4,046,565	—
Automobile Components	15,359,251	12,661,377	—
Chemicals	—	12,045,049	—
Consumer Staples Distribution & Retail	—	29,924,022	—
Electrical Equipment	19,859,468	12,767,497	—
Electronic Equipment, Instruments and Components	—	6,132,386	—
Food Products	45,682,378	31,179,140	—
Hotels, Restaurants and Leisure	—	16,801,288	—
Household Products	27,233,194	12,073,774	—
Industrial Conglomerates	34,606,053	16,678,301	—
Machinery	9,717,919	15,449,600	—
Metals and Mining	—	16,638,885	—
Multi-Utilities	—	11,519,740	—
Oil, Gas and Consumable Fuels	126,772,404	36,096,012	—
Paper and Forest Products	—	15,026,553	—
Personal Care Products	—	29,707,375	—
Pharmaceuticals	165,190,900	33,262,286	—
Other Industries	1,307,863,847	—	—
Short-Term Investments	16,989,584	34,634,778	—
	$1,805,013,285	$346,644,628	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$50,510	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,690,462	—

22

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $252,347,822.

The value of foreign currency risk derivative instruments as of March 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $50,510 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,690,462 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $13,531,017 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(1,414,039) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$73,081,399	$120,901,348
Long-term capital gains	$217,720,213	$175,069,946

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,703,444,373
Gross tax appreciation of investments	$503,029,156
Gross tax depreciation of investments	(54,815,616)
Net tax appreciation (depreciation) of investments	448,213,540
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(24,293)
Net tax appreciation (depreciation)	$448,189,247
Undistributed ordinary income	$4,452,907
Accumulated long-term gains	$42,892,726

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.16	0.16	(0.38)	(0.22)	(0.16)	(1.01)	(1.17)	$7.77	(2.23)%	1.02%	1.95%	42%	$1,193,571
2022	$9.32	0.14	0.94	1.08	(0.15)	(1.09)	(1.24)	$9.16	12.26%	1.01%	1.52%	41%	$1,309,198
2021	$5.92	0.14	3.55	3.69	(0.15)	(0.14)	(0.29)	$9.32	63.17%	1.00%	1.88%	53%	$1,550,992
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.90%	46%	$1,373,039
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
I Class
2023	$9.18	0.18	(0.39)	(0.21)	(0.17)	(1.01)	(1.18)	$7.79	(2.03)%	0.82%	2.15%	42%	$454,802
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.44%	0.81%	1.72%	41%	$520,321
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$529,024
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$152,349
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
Y Class
2023	$9.18	0.19	(0.38)	(0.19)	(0.19)	(1.01)	(1.20)	$7.79	(1.89)%	0.67%	2.30%	42%	$109,655
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	1.87%	41%	$128,721
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$120,607
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	2.25%	46%	$44,963
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$9.15	0.14	(0.39)	(0.25)	(0.14)	(1.01)	(1.15)	$7.75	(2.58)%	1.27%	1.70%	42%	$55,295
2022	$9.31	0.12	0.93	1.05	(0.12)	(1.09)	(1.21)	$9.15	12.00%	1.26%	1.27%	41%	$69,880
2021	$5.92	0.12	3.54	3.66	(0.13)	(0.14)	(0.27)	$9.31	62.58%	1.25%	1.63%	53%	$66,639
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.65%	46%	$49,497
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
C Class
2023	$8.95	0.08	(0.38)	(0.30)	(0.08)	(1.01)	(1.09)	$7.56	(3.28)%	2.02%	0.95%	42%	$8,718
2022	$9.13	0.05	0.91	0.96	(0.05)	(1.09)	(1.14)	$8.95	11.15%	2.01%	0.52%	41%	$9,886
2021	$5.81	0.07	3.46	3.53	(0.07)	(0.14)	(0.21)	$9.13	61.27%	2.00%	0.88%	53%	$9,212
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	0.90%	46%	$10,340
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
R Class
2023	$9.15	0.12	(0.38)	(0.26)	(0.12)	(1.01)	(1.13)	$7.76	(2.72)%	1.52%	1.45%	42%	$230,445
2022	$9.31	0.10	0.93	1.03	(0.10)	(1.09)	(1.19)	$9.15	11.70%	1.51%	1.02%	41%	$254,460
2021	$5.92	0.10	3.54	3.64	(0.11)	(0.14)	(0.25)	$9.31	62.15%	1.50%	1.38%	53%	$237,129
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.40%	46%	$146,876
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$9.18	0.18	(0.39)	(0.21)	(0.17)	(1.01)	(1.18)	$7.79	(2.01)%	0.82%	2.15%	42%	$2,659
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.45%	0.81%	1.72%	41%	$2,618
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$2,281
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$1,324
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
R6 Class
2023	$9.18	0.19	(0.38)	(0.19)	(0.19)	(1.01)	(1.20)	$7.79	(1.89)%	0.67%	2.30%	42%	$82,438
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	1.87%	41%	$107,011
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$93,724
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	2.25%	46%	$120,598
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	109	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$17,572,790,908	$417,511,059
Chris H. Cheesman	$17,634,906,815	$355,395,152
Rajesh K. Gupta	$17,620,399,260	$369,902,707
Lynn M. Jenkins	$17,600,718,699	$389,583,268
Gary C. Meltzer	$17,633,346,402	$356,955,565

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $43,350,427, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $32,517,297 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund hereby designates $217,720,213 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 2305

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $117,220
FY 2023: $121,305

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,832,126
FY 2023: $98,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2023